Dreyfus Premier
Limited Term
Massachusetts
Municipal Fund



ANNUAL REPORT June 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            25   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                            34   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier
Limited Term
Massachusetts
Municipal Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Limited Term Massachusetts Municipal Fund, covering the 12-month period from July 1, 2001 through June 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The economy has recently begun to show signs of recovery, signaling an end to the U.S. economic recession. Although the economy has gained strength, investors have remained cautious in the face of a declining stock market and the potential for rising interest rates. In this environment, municipal bonds have generally performed well, benefiting from a surge in demand from investors seeking a tax-advantaged investment alternative. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices also contributed to the strong demand.

Nonetheless, tax-exempt bond yields have generally fallen along with short-term interest rates. For investors with long-term financial goals, the factors currently buffeting the financial markets should be viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Massachusetts Municipal Fund perform relative to its benchmarks?

For the 12-month period ended June 30, 2002, the fund achieved a total return of 5.92% for Class A shares, 5.40% for Class B shares, 5.46% for Class C shares and 6.19% for Class R shares.(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 7.16% and 7.24%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Massachusetts Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.67% .(3) The fund's benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's positive overall performance during the reporting period primarily to surging demand for fixed-income securities, which were regarded as a stable alternative to the more volatile equity markets. Massachusetts' intermediate municipal bonds generally underperformed the overall municipal bond market, which was a cause in the fund's achieving lower returns than its benchmarks. However, we are pleased with the fund's returns relative to its Lipper category average.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal and Massachusetts personal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual tax-exempt bonds from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in the Massachusetts limited-term municipal marketplace. The fund's dollar-weighted average maturity is not expected to exceed 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The challenges facing Massachusetts during the reporting period were similar to those facing the rest of the United States: falling tax revenues and the inability to cut expenditures have resulted in projected budget deficits statewide. Generally speaking, an increased need for borrowing to complete or initiate municipal projects results in greater demand for these securities and higher yields for investors.

During the first half of the reporting period, the economy was in a recession. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates five times during the reporting period in an attempt to stimulate renewed economic growth. These reductions resulted in higher prices for most existing Massachusetts limited-term municipal securities, and, therefore, greater total returns.

In such an environment, we slightly modified the fund's weighted average duration -- a measure of sensitivity to interest-rate changes -- by maintaining a slightly longer duration than our Lipper category average. This positioning allowed the fund to maintain existing yields for as long as possible.

Later in the reporting period, following the September 11 terrorist attacks, the fund' s relatively large investment in Massachusetts Port Authority bonds fell sharply. However, we held onto those investments because we believed in the underlying financial strength of the Port Authority, and we are happy to report that these securities bounced back in early 2002 and continued to recover from their post-September 11 lows through the end of the reporting period.

By the beginning of the second half of the reporting period, investors became increasingly concerned about volatility in the stock market as questions regarding the accounting practices of major corporations continued to mount. As a result, limited-term municipal securities, like most fixed-income securities, came into strong demand, which helped the fund's overall performance.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to focus on maintaining the fund's high levels of credit quality. More than 60% of the fund's investments were triple-A rated, and the fund's overall credit quality averaged in the double-A range.

We also remain cautious with respect to short-term interest-rate movements. While there's no way of predicting when or if interest rates will rise, we believe the currently low level is unsustainable and, in our view, is likely to rise when the economy begins to show more stable signs of improvement.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Massachusetts Municipal Fund Class A shares with the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index

EXHIBIT A:

                 Dreyfus
                 Premier
                 Limited
                   Term          Lehman      Lehman
              Massachusetts     Brothers    Brothers
                Municipal        7-Year     10-Year
                   Fund        Municipal   Municipal
   PERIOD        (Class A         Bond        Bond
                 shares)        Index *     Index *

  6/30/92         9,697         10,000      10,000
  6/30/93        10,693         11,074      11,258
  6/30/94        10,840         11,215      11,369
  6/30/95        11,556         12,138      12,368
  6/30/96        12,159         12,809      13,158
  6/30/97        12,931         13,709      14,255
  6/30/98        13,760         14,716      15,464
  6/30/99        13,981         15,145      15,818
  6/30/00        14,429         15,750      16,525
  6/30/01        15,674         17,195      18,094
  6/30/02        16,603         18,424      19,403

* Source: Lehman Brothers



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND ON 6/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 7-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN 10-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 9-12 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 6/30/02


                                                    Inception                                                           From
                                                      Date             1 Year           5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                                        2.77%            4.48%           5.20%
WITHOUT SALES CHARGE                                                    5.92%            5.13%           5.53%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                12/28/94         2.40%            4.42%            --         5.43%((+)(+))
WITHOUT REDEMPTION                                     12/28/94         5.40%            4.58%            --         5.43%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))          12/28/94         4.71%            4.68%            --         5.36%
WITHOUT REDEMPTION                                     12/28/94         5.46%            4.68%            --         5.36%

CLASS R SHARES                                           2/1/93         6.19%            5.36%            --         5.52%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS ..75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

June 30, 2002


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97%                                                          Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--91.6%

Andover 6%, 12/1/2005                                                                           700,000                  782,075

Attleboro 6%, 10/1/2003                                                                       1,085,000                1,145,521

Bellingham 5.375%, 3/1/2014 (Insured; AMBAC)                                                  1,685,000                1,847,720

Boston 5.75%, 2/1/2010                                                                        2,000,000                2,265,600

Boston Water and Sewer Commission, Revenue

   9.25%, 1/1/2011                                                                              100,000                  135,944

Burlington:

   5.25%, 2/1/2012                                                                              200,000                  218,828

   5.25%, 2/1/2013                                                                              250,000                  273,030

Cambridge 5%, 12/15/2011                                                                        510,000                  555,931

Capital Trust Agency, Revenue
   (Seminole Tribe Convention)

   10%, 10/1/2033                                                                             1,575,000                1,584,797

Easton 6%, 9/15/2006                                                                            105,000                  107,767

Everett 6.125%, 12/15/2014 (Insured; MBIA)                                                    1,000,000                1,140,950

Framingham 5.75%, 3/1/2005                                                                    1,145,000                1,244,947

Franklin 6.25%, 11/15/2005 (Insured; MBIA)                                                      430,000                  483,135

Haverhill 6%, 6/15/2005 (Insured; FGIC)                                                         750,000                  826,995

Holden 6%, 3/1/2014 (Insured; FGIC)                                                           1,000,000                1,134,470

Lynn 5.25%, 2/15/2008                                                                         1,500,000                1,648,635

Malden 5%, 8/1/2010 (Insured; MBIA)                                                           1,000,000                1,066,890

Martha's Vineyard, Land Bank Revenue

   5.50%, 5/1/2011                                                                            1,030,000                1,126,913

Mashpee:

   5.625%, 11/15/2015 (Insured; FGIC)                                                           500,000                  548,755

   6.25%, 2/1/2006 (Insured; MBIA)                                                            1,000,000                1,120,780

Massachusetts Commonwealth:

   5.50%, 2/1/2007 (Insured; MBIA)                                                            1,000,000                1,078,110

   6.50%, 8/1/2008                                                                              600,000                  699,174

   Consolidated Loan:

      5.50%, 7/1/2008 (Prerefunded 7/1/2005)                                                  2,500,000  (a)           2,743,450

      5.375%, 6/1/2011                                                                        6,350,000                7,017,322

      6.75%, 11/1/2011

         (Insured; FGIC, Prerefunded 11/1/2004)                                               1,375,000  (a)           1,537,704

      6%, 8/1/2012

         (Insured; FGIC, Prerefunded 8/1/2004)                                                2,500,000  (a)           2,754,375

      5.50%, 6/1/2013                                                                         1,000,000                1,114,330

      5.75%, 6/1/2013 (Prerefunded 6/1/2010)                                                  5,000,000  (a)           5,674,450

      5%, 6/1/2014                                                                            2,000,000                2,128,520

      5.50%, 6/1/2015 (Insured; FGIC)                                                         2,000,000                2,234,960


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

  Consolidated Loan (continued):

    5.625%, 8/1/2015

         (Insured; MBIA, Prerefunded 8/1/2005)                                                1,000,000  (a)           1,102,920

      5.50%, 11/1/2016 (Insured; FGIC)                                                        3,000,000                3,332,820

      5.75%, 10/1/2018

         (Insured; MBIA, Prerefunded 10/1/2010)                                               3,000,000  (a)           3,419,130

   Federal Highway 5.75%, 6/15/2010                                                           2,000,000                2,253,360

Massachusetts Bay Transportation Authority:

  Assessment Revenue

      5.75%, 7/1/2011                                                                         2,000,000                2,242,900

   General Transportation System:

      5.90%, 3/1/2004 (Prerefunded 2/1/2003)                                                     20,000  (a)              20,989

      5.90%, 3/1/2004                                                                           530,000                  554,248

      5.50%, 3/1/2009                                                                         2,000,000                2,216,700

      5.50%, 3/1/2014 (Insured; FGIC)                                                         1,000,000                1,108,690

      5.25%, 3/1/2015 (Insured; FGIC)                                                         1,000,000                1,084,380

Massachusetts Development Finance Agency:

  Education Revenue (Belmont Hill School)

      5%, 9/1/2015                                                                              500,000                  512,675

   Higher Education Revenue (Smith College)

      5.75%, 7/1/2029 (Prerefunded 7/1/2010)                                                  1,000,000  (a)           1,142,070

   Revenue (Massachusetts College of Pharmacy)

      6%, 7/1/2008                                                                              310,000                  327,314

      6.30%, 7/1/2010                                                                           350,000                  374,602

      6.40%, 7/1/2011                                                                           370,000                  396,703

      6.50%, 7/1/2012                                                                           395,000                  423,796

   RRR:

      (Semass Systems) 5%, 1/1/2005 (Insured; MBIA)                                           2,000,000                2,102,140

      (Waste Management, Inc) 6.90%, 12/1/2009                                                1,000,000                1,083,080

Massachusetts Education Loan Authority

  Education Loan Revenue

   6.20%, 7/1/2013 (Insured; AMBAC)                                                             695,000                  759,510

Massachusetts Educational Financing Authority

  Education Loan Revenue

   4.70%, 1/1/2010 (Insured; AMBAC)                                                           1,000,000                1,033,210

Massachusetts Health and Educational Facilities Authority,
   Revenue:

      (Dana-Farber Cancer Institute)

         5.55%, 12/1/2003 (Insured; FGIC)                                                       400,000                  420,616

      (Dartmouth-Hitchcock)

         5.125%, 8/1/2022 (Insured; FSA)                                                      2,000,000                2,014,160

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational Facilities Authority,
  Revenue (continued):

    (Harvard University):

         6.50%, 11/1/2004                                                                       700,000                  771,995

         5.50%, 1/15/2004                                                                     1,000,000                1,055,210

      (Jordan Hospital):

         5%, 10/1/2010                                                                          500,000                  493,480

         6.875%, 10/1/2015                                                                    1,000,000                1,018,940

      (Massachusetts Institute of Technology)
         5.50%, 7/1/2022                                                                      3,000,000                3,245,910

      (Northeastern University)
         5.50%, 10/1/2009 (Insured; MBIA)                                                       420,000                  468,985

      (Partners Healthcare Systems):

         5.25%, 7/1/2004 (Insured; FSA)                                                       1,000,000                1,061,120

         5.25%, 7/1/2013                                                                      1,595,000                1,668,593

         5.125%, 7/1/2019                                                                     1,000,000                  982,190

      (South Shore Hospital);

         4.75%, 7/1/2004                                                                        700,000                  728,357

      (Tufts University):

         5.50%, 8/15/2014                                                                     1,000,000                1,116,970

         5.95%, 8/15/2018

            (Insured; FGIC, Prerefunded 8/15/2002)                                            2,000,000  (a)           2,051,880

         5.50%, 2/15/2036                                                                     1,000,000                1,024,770

      (Williams College) 5.70%, 7/1/2008                                                        520,000                  549,921

      (Winchester Hospital) 6.75%, 7/1/2030                                                   1,600,000                1,653,904

Massachusetts Housing Finance Agency, SFHR:

   6%, 6/1/2014 (Insured; MBIA)                                                                 990,000                1,010,186

   5.75%, 12/1/2029 (Insured; MBIA)                                                              25,000                   25,367

Massachusetts Industrial Finance Agency:

  Electric Revenue (Nantucket Electric Co. Project)

      6.75%, 7/1/2006 (Insured; AMBAC)                                                        1,400,000                1,580,796

   Museum Revenue, (Museum of Fine Arts of Boston)

      5.375%, 1/1/2007 (Insured; MBIA)                                                        1,000,000                1,094,810

   Revenue:

      (Babson College)
         5.75%, 10/1/2007 (Insured; MBIA)                                                       555,000                  624,825

      (Brooks School):

         5.70%, 7/1/2006 (Prerefunded 7/1/2003)                                                 260,000  (a)             275,831

         5.75%, 7/1/2007 (Prerefunded 7/1/2003)                                                 275,000  (a)             291,882

         5.80%, 7/1/2008 (Prerefunded 7/1/2003)                                                 290,000  (a)             307,948

         5.85%, 7/1/2009 (Prerefunded 7/1/2003)                                                 305,000  (a)             324,029


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Industrial Finance Agency (continued):

  Revenue (continued):

    (Concord Academy):

         5.45%, 9/1/2017                                                                        500,000                  506,320

         5.50%, 9/1/2027                                                                      1,250,000                1,228,988

      (College of The Holy Cross)

         5.50%, 3/1/2007 (Insured; MBIA)                                                      1,145,000                1,259,649

      (St. John's School, Inc.) 5.70%, 6/1/2018                                               1,000,000                1,008,190

      (The Tabor Academy) 5.40%, 12/1/2028                                                      500,000                  483,925

      (Tufts University):

         5.50%, 2/15/2007 (Insured; MBIA)                                                       750,000                  826,718

         5.50%, 2/15/2008 (Insured; MBIA)                                                     1,595,000                1,761,311

         5.50%, 2/15/2011 (Insured; MBIA)                                                       500,000                  554,065

      (Wentworth Institute of Technology)
         5.55%, 10/1/2013                                                                       500,000                  515,645

      (Worcester Polytechnic) 5.35%, 9/1/2006                                                   850,000                  933,334

Massachusetts Municipal Wholesale Electric Company,

  Power Supply System Revenue:

      6%, 7/1/2011 (Prerefunded 7/1/2002)                                                     2,240,000  (a)           2,285,629

      (Project 6) 5%, 7/1/2006 (Insured; MBIA)                                                2,000,000                2,154,320

      (Stony Brook Intermediate)
         4.50% 7/1/2006 (Insured; MBIA)                                                       1,500,000                1,587,570

Massachusetts Port Authority, Revenue

   5.75%, 7/1/2010                                                                            2,000,000                2,201,120

   5.75%, 7/1/2011                                                                            2,500,000                2,753,650

   6%, 7/1/2013                                                                               2,500,000                2,740,350

Massachusetts Water Pollution Abatement Trust:

  (Pool Loan Program):

      6.125%, 2/1/2007                                                                        1,000,000                1,130,200

      5.625%, 8/1/2013                                                                        1,000,000                1,111,640

      5.25%, 2/1/2014                                                                         1,300,000                1,397,643

      5.625%, 2/1/2015 (Prerefunded 2/1/2007)                                                 2,000,000  (a)           2,237,820

   Water Pollution Abatement Revenue:

      (New Bedford Loan Program):

         6%, 2/1/2004                                                                           745,000                  792,106

         6%, 2/1/2004                                                                           255,000                  271,374

         5.25%, 2/1/2012                                                                        500,000                  546,240

      (SESD Loan Program):
         6.375%, 2/1/2015 (Prerefunded 2/1/2004)                                              2,305,000  (a)           2,508,923

         6.375%, 2/1/2015                                                                       195,000                  210,152

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Water Resource Authority:

   5.875%, 11/1/2004                                                                          2,345,000                2,425,668

   5.50%, 8/1/2008 (Insured; MBIA)                                                              500,000                  555,255

   5.30%, 11/1/2010 (Insured; FGIC)                                                           1,000,000                1,064,440

   5.50%, Series B, 8/1/2011 (Insured; FSA)                                                   1,100,000                1,224,245

   5.50%, Series D, 8/1/2011 (Insured; FSA)                                                   1,000,000                1,112,950

   5.50%, 8/1/2013 (Insured; FSA)                                                             1,000,000                1,115,690

   6%, 8/1/2014 (Insured; MBIA)                                                               1,000,000                1,158,430

   6%, 8/1/2024
      (Prerefunded 8/1/2004, Insured; MBIA)                                                     515,000  (a)             564,929

Mendon Upton Regional School District

   6%, 6/1/2007 (Insured; FGIC)                                                                 600,000                  681,768

North Attleborough
   5.50%, 3/1/2006 (Insured; AMBAC)                                                           1,000,000                1,097,960

Northampton, School Project Loan

   6.40%, 5/15/2004 (Insured; MBIA)                                                             750,000                  812,085

Pittsfield Massachusetts
   5%, 4/15/2012 (Insured; MBIA)                                                              1,000,000                1,074,050

Quabbin Regional School District

   6%, 6/15/2008 (Insured; AMBAC)                                                               780,000                  892,250

Sandwich 5.75%, 8/15/2013 (Insured; MBIA)                                                     1,050,000                1,183,634

Shrewsbury (Municipal Purpose Loan):

   5%, 8/15/2010                                                                              1,345,000                1,464,288

   5%, 8/15/2017                                                                              3,295,000                3,430,490

Somerville:

   6%, 2/15/2007 (Insured; FSA)                                                                 775,000                  875,146

   5%, 2/15/2010 (Insured; FGIC)                                                              1,000,000                1,083,970

Southeastern University Building Authority,
   Project Revenue

   5.90%, 5/1/2010 (Insured; AMBAC)                                                             500,000                  552,105

South Essex Sewer District

   6.75%, 6/1/2015 (Insured; MBIA)                                                            1,015,000                1,126,244

Springfield 5.50%, 8/1/2014 (Insured; FGIC)                                                   1,500,000                1,666,545

University of Massachusett Building Authority,
   Project Revenue

   5.50%, 11/1/2014 (Insured; AMBAC)                                                          1,000,000                1,086,600

Uxbridge, Municipal Purpose Loan:

   6.125%, 11/15/2005 (Insured; MBIA)                                                           500,000                  559,770

   6.125%, 11/15/2007 (Insured; MBIA)                                                           525,000                  605,598


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Westfield 6.50%, 5/1/2017 (Insured; FGIC)                                                       735,000                  855,150

Worchester:

   6.20%, 5/1/2010
      (Insured; MBIA, Prerefunded 5/1/2005)                                                   1,440,000  (a)           1,614,384

   5.625%, 8/15/2015 (Insured; FGIC)                                                          1,000,000                1,096,760

Municipal Purpose Loan:

   6.25%, 7/1/2010 (Insured; MBIA)                                                              755,000                  879,137

   5.25%, 11/1/2010 (Insured; MBIA)                                                           1,000,000                1,086,790

U.S. RELATED--5.4%

Guam Economic Development Authority:

   0/5.15%, 5/15/2011                                                                           250,000  (b)             192,575

   0/5.20%, 5/15/2012                                                                           300,000  (b)             230,763

   0/5.20%, 5/15/2013                                                                         1,175,000  (b)             895,174

   5.40%, 5/15/2031                                                                             485,000                  505,850

Puerto Rico Commonwealth:

   6.25%, 7/1/2011 (Insured; MBIA)                                                            1,050,000                1,238,979

   Public Improvement 5.50%, 7/1/2015 (Insured; FSA)                                          1,500,000                1,677,120

   5.50%, 7/1/2014 (Insured; MBIA)                                                              500,000                  560,055

Puerto Rico Commonwealth Highway
   and Transportation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                            1,000,000                1,169,940

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                            1,000,000                1,145,700

Puerto Rico Public Buildings Authority, Revenue

   6.75%, 7/1/2005 (Insured; AMBAC)                                                           1,000,000                1,129,100

University of Puerto Rico, University Revenue

   6.25%, 6/1/2005                                                                              750,000                  832,915

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $165,331,337)                                                                                               173,127,374

SHORT-TERM MUNICIPAL INVESTMENTS--2.1 %
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS:

Massachusetts (Central Artery) VRDN 1.90%                                                     1,500,000  (c)           1,500,000

Massachusetts Health and Educational Facilities Authority

  Revenue, VRDN (Capital Asset Program):

      1.60% (Insured; MBIA)                                                                     700,000  (c)             700,000

      1.70% (Insured; MBIA)                                                                     200,000  (c)             200,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS:

Massachusetts Industrial Finance Agency, Revenue, VRDN

  (Showa Womans Institute, Inc.)

   2% (LOC; Bank of New York, Fuji Bank LTD,
   Bank of New York)                                                                          1,400,000  (c)           1,400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $3,800,000)                                                                                                   3,800,000

TOTAL INVESTMENTS (cost $169,131,337)                                                             99.1%              176,927,374

CASH AND RECEIVABLES (NET)                                                                          .9%                1,578,007

NET ASSETS                                                                                       100.0%              178,505,381


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

RRR                       Resources Recovery Revenue

SFHR                      Single Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------



AAA                              Aaa                             AAA                                              64.1

AA                               Aa                              AA                                               23.8

A                                A                               A                                                 3.0

BBB                              Baa                             BBB                                               6.1

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                           2.1

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                      .9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

June 30, 2002

                                                                 Market Value                                          Unrealized
                                                                   Covered by                                        Appreciation
                                           Contracts               Contracts ($)            Expiration             at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S Treasury 30 Year Bonds                         75               7,708,594            September 2002                  60,938

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           169,131,337   176,927,374

Cash on Initial Margin                                                  135,000

Interest receivable                                                   3,030,104

Receivable for futures variation margin--Note 1(c)                        9,375

Receivable for shares of Beneficial Interest subscribed                  11,409

                                                                    180,113,262

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    74,811

Cash overdraft due to Custodian                                         454,980

Payable for investment securities purchased                           1,078,090

                                                                      1,607,881

NET ASSETS ($)                                                      178,505,381

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     171,448,426

Accumulated net realized gain (loss) on investments                    (800,019)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $60,938 net unrealized
  appreciation on financial futures)                                  7,856,974

NET ASSETS ($)                                                      178,505,381

NET ASSET VALUE PER SHARE


                                                            Class A             Class B               Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           13,552,666            1,250,552             1,289,205          162,412,958

Shares Outstanding                                        1,074,421               98,973               101,842           12,874,575

NET ASSET VALUE PER SHARE ($)                                 12.61                12.64                 12.66                12.62

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended June 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,417,534

EXPENSES:

Management fee--Note 2(a)                                              792,434

Distribution and service fees--Note 2(b)                                46,450

Loan commitment fees--Note 4                                             1,663

TOTAL EXPENSES                                                         840,547

INVESTMENT INCOME--NET                                               6,576,987

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 18,598

Net realized gain (loss) on financial futures                        (273,501)

NET REALIZED GAIN (LOSS)                                             (254,903)

Net unrealized appreciation (depreciation) on investments
  (including $60,938 net unrealized appreciation
  on financial futures)                                              3,367,932

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,113,029

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,690,016

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended June 30,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,576,987            5,583,355

Net realized gain (loss) on investments         (254,903)               51,337

Net unrealized appreciation (depreciation)
   on investments                              3,367,932             4,772,549

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   9,690,016            10,407,241

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (520,246)            (535,409)

Class B shares                                   (38,982)             (20,337)

Class C shares                                   (21,149)              (4,000)

Class R shares                                (5,995,084)          (5,023,609)

TOTAL DIVIDENDS                               (6,575,461)          (5,583,355)

BENEFICIAL INTEREST TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                  2,693,861             676,242

Class B shares                                    712,388             635,627

Class C shares                                  1,267,366              93,602

Class R shares                                 48,072,591          42,518,033

Dividends reinvested:

Class A shares                                    260,393             289,202

Class B shares                                     25,812              11,002

Class C shares                                     10,654               3,966

Class R shares                                  1,884,339           1,653,440

Cost of shares redeemed:

Class A shares                                (2,496,607)          (1,205,343)

Class B shares                                  (363,991)            (544,111)

Class C shares                                  (123,027)             (33,101)

Class R shares                               (16,647,348)         (19,029,146)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           35,296,431           25,069,413

TOTAL INCREASE (DECREASE) IN NET ASSETS       38,410,986           29,893,299

NET ASSETS ($):

Beginning of Period                           140,094,395          110,201,096

END OF PERIOD                                 178,505,381          140,094,395

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                        Year Ended June 30,
                                             -----------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       215,982              54,961

Shares issued for dividends reinvested             20,826              23,676

Shares redeemed                                 (200,564)             (98,585)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      36,244             (19,948)

CLASS B(A)

Shares sold                                        56,501              51,607

Shares issued for dividends reinvested              2,062                 898

Shares redeemed                                  (29,114)             (44,891)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      29,449                7,614

CLASS C

Shares sold                                       101,247                7,752

Shares issued for dividends reinvested                849                  323

Shares redeemed                                    (9,810)              (2,693)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      92,286                5,382

CLASS R

Shares sold                                     3,859,332            3,480,031

Shares issued for dividends reinvested            150,663              135,330

Shares redeemed                                (1,335,538)          (1,558,125)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,674,457            2,057,236

(A) DURING THE PERIOD ENDED JUNE 30, 2002, 12,013 CLASS B SHARES REPRESENTING $150,007, WERE AUTOMATICALLY CONVERTED TO 12,032 CLASS A SHARES AND DURING THE PERIOD ENDED JUNE 30, 2001, 1,004 CLASS B SHARES REPRESENTING $12,129, WERE AUTOMATICALLY CONVERTED TO 1,007 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                            Year Ended June 30,
                                                               ---------------------------------------------------------------------

CLASS A SHARES                                                 2002(a)          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.38          11.89         12.03          12.34         12.15

Investment Operations:

Investment income--net                                            .49(b)         .52           .51            .51           .53

Net realized and unrealized
   gain (loss) on investments                                     .23            .49          (.14)          (.30)          .24

Total from Investment Operations                                  .72           1.01           .37            .21           .77

Distributions:

Dividends from investment
   income--net                                                   (.49)          (.52)         (.51)          (.51)         (.53)

Dividends from net realized gain
   on investments                                                  --             --            --           (.01)         (.05)

Total Distributions                                              (.49)          (.52)         (.51)          (.52)         (.58)

Net asset value, end of period                                  12.61          12.38         11.89          12.03         12.34

TOTAL RETURN (%)(C)                                              5.92           8.63          3.21           1.60          6.41

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                             .75            .75           .75            .75           .75

Ratio of net investment income
   to average net assets                                         3.93           4.24          4.32           4.10          4.30

Portfolio Turnover Rate                                         11.45          14.88         31.89          16.35          6.63

Net Assets, end of period ($ x 1,000)                          13,553         12,850        12,581         15,045        16,355

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT SECURITIES
     ON A DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO JULY 1, 2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             Year Ended June 30,
                                                            ------------------------------------------------------------------------
CLASS B SHARES                                                 2002(a)         2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                          12.40          11.92          12.06         12.37         12.18

Investment Operations:

Investment income--net                                            .43(b)         .46            .45           .44           .47

Net realized and unrealized
   gain (loss) on investments                                     .24            .48           (.14)         (.30)          .24

Total from Investment Operations                                  .67            .94            .31           .14           .71

Distributions:

Dividends from investment
   income--net                                                   (.43)          (.46)          (.45)         (.44)         (.47)

Dividends from net realized gain
   on investments                                                  --             --             --          (.01)         (.05)

Total Distributions                                              (.43)          (.46)          (.45)         (.45)         (.52)

Net asset value, end of period                                  12.64          12.40          11.92         12.06         12.37

TOTAL RETURN (%)(C)                                              5.40           8.00           2.70          1.09          5.87

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                            1.25           1.25           1.25          1.25          1.25

Ratio of net investment income
   to average net assets                                         3.41           3.74           3.80          3.56          3.78

Portfolio Turnover Rate                                         11.45          14.88          31.89         16.35          6.63

Net Assets, end of period ($ x 1,000)                           1,251            862            738           901           637

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT SECURITIES
     ON A DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.40% TO  3.41%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                Year Ended June 30,
                                                          --------------------------------------------------------------------------
CLASS C SHARES                                                 2002(a)          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.42          11.93         12.08          12.38         12.15

Investment Operations:

Investment income--net                                            .41(b)         .46           .46            .44           .46

Net realized and unrealized
   gain (loss) on investments                                     .26            .49          (.15)          (.29)          .28

Total from Investment Operations                                  .67            .95           .31            .15           .74

Distributions:

Dividends from investment
   income--net                                                   (.43)          (.46)         (.46)          (.44)         (.46)

Dividends from net realized gain
   on investments                                                  --             --            --           (.01)         (.05)

Total Distributions                                              (.43)          (.46)         (.46)          (.45)         (.51)

Net asset value, end of period                                  12.66          12.42         11.93          12.08         12.38

TOTAL RETURN (%)(C)                                              5.46           8.11          2.63           1.18          6.19

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                            1.25           1.25          1.25           1.25          1.23

Ratio of net investment income
   to average net assets                                         3.35           3.75          3.80           3.58          3.64

Portfolio Turnover Rate                                         11.45          14.88         31.89          16.35          6.63

Net Assets, end of period ($ x 1,000)                           1,289            119            50            332           282

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT SECURITIES
     ON A DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO JULY 1, 2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended June 30,
                                                           -------------------------------------------------------------------------
CLASS R SHARES                                                 2002(a)          2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           12.38          11.89          12.04          12.34         12.16

Investment Operations:

Investment income--net                                           .52(b)         .55            .54            .54           .56

Net realized and unrealized
   gain (loss) on investments                                    .24            .49           (.15)          (.29)          .23

Total from Investment Operations                                 .76           1.04            .39            .25           .79

Distributions:

Dividends from investment
   income--net                                                  (.52)          (.55)          (.54)          (.54)         (.56)

Dividends from net realized gain
   on investments                                                  --            --              --          (.01)         (.05)

Total Distributions                                             (.52)          (.55)          (.54)          (.55)         (.61)

Net asset value, end of period                                 12.62          12.38          11.89          12.04         12.34

TOTAL RETURN (%)                                                6.19           8.90           3.37           1.93          6.58

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                            .50            .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                        4.18           4.49           4.58           4.35          4.54

Portfolio Turnover Rate                                        11.45          14.88          31.89          16.35          6.63

Net Assets, end of period ($ x 1,000)                        162,413        126,264         96,832         70,901        50,959

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT SECURITIES
     ON A DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO JULY 1, 2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund' s investment objective is to maximize current income exempt from federal and Massachusetts personal income taxes consistent with what is believed to be the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002 are set forth in the Statement of Financial Futures.

(D) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(E) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At June 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $542,336 and unrealized appreciation $7,860,104. In addition, the fund had $196,745 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to June 30, 2002. If not applied, $35,892 of the carryover expires in fiscal 2007, $204,898 expires in fiscal 2008, $242,092 expires in fiscal 2009 and $59,454 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended June 30, 2002 and June 30, 2001, respectively, were as follows: tax exempt income of $6,575,461 and $5,583,355.

During the period ended June 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $4,160, increased net realized gain (loss) on investments by $616 and increased paid-in capital by $3,544. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Manage-ment agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended June 30, 2002, the Distributor retained $2,103 from Commissions earned on sales of the fund's Class A shares and $3,306 and $750 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended June 30,
2002, Class A, Class B and Class C shares were charged $33,126, $5,725 and $3,158, respectively, pursuant to their respective Plans. During the period ended June 30, 2002, Class B and Class C shares were charged $2,862 and $1,579, respectively, pursuant to the Service Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans and Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2002, amounted to $51,120,329 and $17,530,794, respectively.

At June 30, 2002, the cost of investments for federal income tax purposes was $169,128,207; accordingly, accumulated net unrealized appreciation on investments was $7,860,104, consisting of $7,919,627 gross unrealized appreciation and $59,523 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing markets rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

NOTE 5--Change in Accounting Principle:

As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to July 1, 2001, the portfolio amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,634 increase in accumulated undistributed investment income-net and a corresponding $2,634 decrease in net unrealized appreciation (depreciation), based on securities held by the fund on June 30, 2001.

The effect of this change for the period ended June 30, 2002 was to increase net investment income by $1,526 decrease net unrealized appreciation (depreciation) by $496 and decrease net realized gains (losses) by $1,030. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

NOTE 6--Subsequent Event:

On April 25, 2002, the Board of Trustees approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange of shares of MPAM Massachusetts Intermediate Municipal Bond Fund at net asset value.

                                                                        The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds

We  have audited the accompanying statement of assets and liabilities of Dreyfus
Premier   Limited   Term  Massachusetts  Municipal  Fund  (the  "Fund") of  The
Dreyfus/Laurel Tax-Free Municipal Funds, including the statements of investments and financial futures, as of June 30, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. As to securities puchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

New York, New York
July 31, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2002 as "exempt-interest dividends" (not subject to regular federal, and for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium sized companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

James M. Fitzgibbons (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1997-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Roslyn M. Watson (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Services, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation, Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO of The Partnership, an Organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director and an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 66 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 80 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.



                  For More Information

                        Dreyfus Premier
                        Limited Term
                        Massachusetts Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611



BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


(c) 2002 Dreyfus Service Corporation                                  346AR0602


================================================================================




Dreyfus Premier
Limited Term
Municipal Fund

ANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            18   Statement of Financial Futures

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            23   Financial Highlights

                            27   Notes to Financial Statements

                            34   Independent Auditors' Report

                            35   Important Tax Information

                            36   Board Members Information

                            38   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus Premier
Limited Term
Municipal Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Limited Term Municipal Fund, covering the 12-month period from July 1, 2001 through June 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The economy has recently begun to show signs of recovery, signaling an end to the U.S. economic recession. Although the economy has gained strength, investors have remained cautious in the face of a declining stock market and the potential for rising interest rates. In this environment, municipal bonds have generally performed well, benefiting from a surge in demand from investors seeking a tax-advantaged investment alternative. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices also contributed to the strong demand.

Nonetheless, tax-exempt bond yields have generally fallen along with short-term interest rates. For investors with long-term financial goals, the factors currently buffeting the financial markets should be viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform relative to its benchmarks?

For the 12-month period ended June 30, 2002, the fund achieved a total return of 6.38% for Class A shares, 5.85% for Class B shares, 5.82% for Class C shares and 6.56% for Class R shares.(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 7.16% and 7.24%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 6.00%.(3)

We attribute the fund's positive overall performance during the reporting period primarily to surging demand for fixed-income securities, which were regarded as a stable alternative to the more volatile equity markets.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual federally tax-exempt bonds that we believe are most likely to provide high federally tax-exempt current income. We also actively manage the portfolio's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in the limited-term municipal marketplace. The fund's dollar-weighted average maturity is not expected to exceed 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund' s average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

Two factors significantly influenced the fund's performance during the reporting period: first, the series of short-term interest-rate reductions initiated by the Federal Reserve Board (the "Fed") during the first half of the reporting period; and second, heavy demand for fixed-income securities as investors became increasingly concerned about volatility in the stock market.

When the reporting period began, the U.S. economy was in a recession. In an attempt to stimulate renewed economic growth, the Fed reduced short-term interest rates five times during the first half of the reporting period. Falling interest rates generally caused bond yields to decline and prices to rise, enhancing the total returns provided by many of the fund's existing holdings. In addition, reduced tax revenues due to the slowing economy resulted in deteriorating fiscal conditions across selected municipalities, most notably New York City and California, as well as an increase in borrowing needs to meet budgetary gaps. This increased supply put upward pressure on bond yields, offsetting some of the effects of lower interest rates.

To navigate through this volatile marketplace, we maintained a slightly longer average duration than our Lipper category average, allowing the fund to maintain current yields for as long as possible. That positioning helped the fund during the first four months of the reporting period, when intermediate- and long-term securities produced better returns than shorter term securities.

The fund produced much better overall returns during the second half of the reporting period compared to the first half. Although interest rates remained unchanged, concerns about corporate accounting scandals prompted many investors to seek alternatives to stocks, including the relatively safe haven of the municipal bond market. Rising demand for municipal bonds helped keep yields relatively low as more investors competed for a limited -- albeit greater than the same period one year earlier -- supply of newly issued bonds.

What is the fund's current strategy?

We continue to favor a "barbell" approach, in which we attempt to maintain a balance between securities with longer maturities and shorter maturities in order to arrive at a weighted average maturity somewhere in the middle of the range. In doing so, we believe the fund is well positioned to respond to today's more volatile marketplace.

At the same time, we remain focused on maintaining the fund's high overall credit quality. As of the end of the reporting period, over 50% of the fund's investments were triple-A rated, with the fund's overall credit quality averaging in the double-A range.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Municipal Fund Class A shares with the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index

EXHIBIT A:

                Dreyfus
                Premier
                Limited       Lehman      Lehman
                 Term        Brothers    Brothers
               Municipal      7-Year     10-Year
                 Fund       Municipal   Municipal
   PERIOD      (Class A        Bond        Bond
                shares)       Index *     Index *

  6/30/92        9,698       10,000      10,000
  6/30/93       10,760       11,074      11,258
  6/30/94       10,863       11,215      11,369
  6/30/95       11,556       12,138      12,368
  6/30/96       12,163       12,809      13,158
  6/30/97       13,004       13,709      14,255
  6/30/98       13,851       14,716      15,464
  6/30/99       14,098       15,145      15,818
  6/30/00       14,615       15,750      16,525
  6/30/01       15,831       17,195      18,094
  6/30/02       16,841       18,424      19,403

* Source: Lehman Brothers


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND ON 6/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 7-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN 10-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 9-12 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 6/30/02


                                                       Inception                                                         From
                                                         Date           1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                                        3.22%            4.68%           5.35%
WITHOUT SALES CHARGE                                                    6.38%            5.31%           5.67%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                12/28/94         2.85%            4.59%            --          5.65%((+)(+))
WITHOUT REDEMPTION                                     12/28/94         5.85%            4.76%            --          5.65%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))          12/28/94         5.07%            4.83%            --          5.60%
WITHOUT REDEMPTION                                     12/28/94         5.82%            4.83%            --          5.60%

CLASS R SHARES                                           2/1/93         6.56%            5.55%            --          5.68%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

June 30, 2002


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.0%                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA--5.6%

Maricopa County Unified School District Number 69
   (Paradise Valley) 6.35%, 7/1/2010 (Insured; MBIA)                                            550,000                  643,615

Phoenix 6.25%, 7/1/2016                                                                       1,250,000                1,490,625

Salt River Project Agricultural Improvement and
   Power Distribution Electric System, Revenue
   (Salt River Project):

      5%, 1/1/2005                                                                            1,510,000                1,602,170

      5%, 1/1/2010                                                                            1,000,000                1,074,700

Tucson 5%, 7/1/2005                                                                           1,000,000                1,071,560

University of Arizona, Revenue System

   5%, 6/1/2005 (Insured; FSA)                                                                1,000,000                1,069,930

CALIFORNIA--11.0%

California:

   6.80%, 10/1/2005                                                                             700,000                  792,533

   6.60%, 2/1/2009                                                                              510,000                  593,650

California Housing Finance Agency, Home Mortgage Revenue

   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000                  700,418

California Rural Home Mortgage Finance Authority, SFMR

   5.75%, 8/1/2009                                                                               20,000                   20,140

California Statewide Communities Development
   Authority, Multi-Family Revenue:

      (Archstone/Leclub) 5.30%, 6/1/2029                                                      1,000,000                1,045,400

      (Equity Residential) 5.20%, 12/1/2029                                                   1,000,000                1,065,100

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   0/5.875%, 1/15/2026 (Insured; MBIA-IBC)                                                    1,000,000  (a)             697,770

Kern High School District 6.40%, 2/1/2012 (Insured; MBIA)                                       750,000                  886,470

Modesto, Wastewater Treatment Facilities Revenue
   6%, 11/1/2009 (Insured; MBIA)                                                                500,000                  580,530

Oakland Joint Powers Financing Authority, LR

   (Oakland Convention Centers)
   5.50%, 10/1/2013 (Insured; AMBAC)                                                          1,500,000                1,694,265

Sacramento Municipal Utilities District,
   Electrical Revenue 5.30%, 7/1/2012                                                         1,600,000                1,738,928

San Diego County Regional Transportation Commission,
   Sales Tax Revenue 6%, 4/1/2004 (Insured; FGIC)                                               250,000                  267,567

San Francisco City and County Airport Commission,
   International Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000                  547,800


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
     ------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Francisco City and County Public Utilities
  Commission, Water Revenue:

      6%, 11/1/2003                                                                             750,000                  775,830

      6.375%, 11/1/2006                                                                         500,000                  518,365

San Jose Redevelopment Agency, Tax Allocation

   (Merged Area Redevelopment Project)
   6%, 8/1/2009 (Insured; MBIA)                                                                 625,000                  722,313

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000                  600,490

Westside Unified School District
    6%, 8/1/2014 (Insured; AMBAC)                                                               385,000                  450,361

COLORADO--3.8%

Colorado Department of Transportation Revenue,
   Transportation, RAN
   5.25%, 6/15/2010 (Insured; MBIA)                                                           1,000,000                1,097,020

Colorado Housing Finance Authority:

   6.75%, 4/1/2015                                                                              500,000                  565,590

   6.70%, 10/1/2016                                                                             390,000                  432,997

   7.15%, 10/1/2030                                                                             745,000                  840,382

Northwest Parkway Public Highway Authority, Revenue

   0/5.45%, 6/15/2017 (Insured; AMBAC)                                                        1,000,000  (a)             646,450

University of Colorado, Enterprise System Revenue:

   5%, 6/1/2009                                                                                 500,000                  540,485

   5.50%, 6/1/2010                                                                              500,000                  555,330

CONNECTICUT--3.9%

Connecticut 5%, 11/15/2005                                                                      500,000                  540,435

Connecticut Health and Educational Facilities Authority
   Revenue (Yale University), 5.125%, 7/1/2027                                                  300,000                  300,417

Mohegan Tribe Indians, Gaming Authority,
   Public Improvement (Priority Distribution)
   6%, 1/1/2016                                                                               1,750,000                1,802,360

Stamford:

   5%, 7/15/2006                                                                              1,500,000                1,629,255

   6.60%, 1/15/2007                                                                             500,000                  574,895

DISTRICT OF COLUMBIA--.8%

District of Columbia Tobacco Settlement Financing Corp.
   6.50%, 5/15/2033                                                                           1,000,000                1,019,420

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
     ------------------------------------------------------------------------------------------------------------------------------

FLORIDA--2.7%

Broward County, RRR (Wheelabrator South)
   4.50%, 6/1/2011                                                                              500,000                  491,155

Capital Trust Agency, Revenue
   (Seminole Tribe Convention) 10%, 10/1/2033                                                 1,215,000                1,222,557

Florida Municipal Loan Council
   5.75%, 11/1/2015 (Insured; MBIA)                                                             520,000                  576,576

Key West Utility Board, Electric Revenue

   5.75%, 10/1/2006 (Insured; AMBAC)                                                          1,000,000                1,115,470

GEORGIA--2.5%

Chatham County Hospital Authority, Revenue
  (Memorial Health Medical Center)

   6.125%, 1/1/2024                                                                           1,000,000                1,035,930

Georgia 5.40%, 11/1/2010                                                                      1,000,000                1,112,280

Georgia Municipal Electric Authority, Power
   Revenue 6%, 1/1/2006                                                                         900,000                  987,543

ILLINOIS--2.3%

Chicago Metropolitan Water Reclamation District
  (Chicago Capital Improvement)

   7.25%, 12/1/2012                                                                           1,000,000                1,269,400

Dupage County, Community High School
   District Number 099 (Downers Grove)

   5.50%, 12/1/2014 (Insured; FSA)                                                            1,000,000                1,068,670

Regional Transportation Authority
   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000                  501,041

IOWA--1.7%

Iowa Student Loan Liquidity Corp.,
  Student Loan Revenue

   5.65%, 12/1/2005                                                                           1,000,000                1,029,620

Muscatine, Electric Revenue
   5.50%, 1/1/2011 (Insured; AMBAC)                                                           1,000,000                1,104,620

KENTUCKY--2.1%

Kentucky Turnpike Authority, Economic
  Development Road Revenue

    (Revitalization Projects):

         6.50%, 7/1/2007 (Insured; AMBAC)                                                     1,000,000                1,151,340

         5.50%, 7/1/2012 (Insured; AMBAC)                                                     1,250,000                1,396,287

LOUISIANA--.7%

Tobacco Settlement Financing Corp., Tobacco
  Settlement Asset--Backed Bonds

   5.875%, 5/15/2039                                                                          1,000,000                  912,200


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
     ------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--3.9%

Massachusetts (Consolidated Loan)

   5.75%, 9/1/2013 (Prerefunded 9/1/2009)                                                       500,000  (b)             572,820

Massachusetts Municipal Wholesale Electric Co.,
   Power Supply System Revenue

   (Project Number 6) 5%, 7/1/2006 (Insured; MBIA)                                            1,250,000                1,346,450

Massachusetts Port Authority, Revenue, 5.75%, 7/1/2010                                          400,000                  440,224

Weston:

   5.625%, 3/1/2017                                                                             650,000                  708,883

   5.625%, 3/1/2018                                                                             665,000                  720,707

Worcester (Municipal Purpose Loan)
   5.75%, 10/1/2014 (Insured; MBIA)

   (Prerefunded 10/1/2005)                                                                    1,000,000  (b)           1,119,830

MICHIGAN--1.0%

Fowlerville Community School District

   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000                  627,588

Saint John's Public Schools
   (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000                  593,869

MISSISSIPPI--1.3%

Mississippi 5.50%, 12/1/2017                                                                  1,250,000                1,381,287

Mississippi Higher Education Assisstance
  Corporation, Student Loan Revenue

   6.05%, 9/1/2007                                                                              260,000                  265,879

MISSOURI--1.7%

Saint Louis, Airport Revenue
  (Airport Development Program)

   5%, 7/1/2011 (Insured; MBIA)                                                               2,000,000                2,139,880

NEW HAMPSHIRE--.9%

Nashua, Capital Improvement 5.50%, 7/15/2018                                                    560,000                  598,545

New Hampshire Business Finance Authority,
  PCR (Central Maine Power Co.)

   5.375%, 5/1/2014                                                                             500,000                  510,065

NEW JERSEY--2.7%

New Jersey 6%, 2/15/2011                                                                      1,000,000                1,149,030

New Jersey Economic Development Authority,
   Revenue (Transportation Project)
   5.875%, 5/1/2014 (Insured; FSA)                                                            1,000,000                1,102,710

New Jersey State Highway Authority, General Revenue

   (Garden State Parkway) 5%, 1/1/2009 (Insured; FGIC)                                        1,060,000                1,144,461

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK--12.0%

Greece Central School District
   6%, 6/15/2010 (Insured; FGIC)                                                                225,000                  258,820

Metropolitan Transportation Authority:

  Commuter Facilities Revenue:

      5.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,121,630

      (Grand Central Terminal) 5.70%, 7/1/2024
         (Insured; FSA) (Prerefunded 7/1/2005)                                                  200,000  (b)             221,676

   State Service Contract:

      5.75%, 1/1/2018                                                                           500,000                  554,725

      5.125%, 1/1/2029                                                                          500,000                  485,880

   Transportation Facilities Revenue
      6.30%, 7/1/2007 (Insured; MBIA)                                                           250,000                  289,675

Monroe County, Public Improvement:

   7%, 6/1/2003 (Insured; FGIC)                                                                 120,000                  126,032

   7%, 6/1/2003 (Insured; FGIC)                                                                  80,000                   83,958

Municipal Assistance Corporation for the City of New York

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000                  109,823

New York City:

   7%, 8/1/2006                                                                                 300,000                  341,322

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        60,000  (b)              66,206

   6.20%, 8/1/2007                                                                              940,000                1,001,730

   5.75%, 8/1/2012                                                                              545,000                  579,885

   5.75%, 8/1/2013                                                                            1,650,000                1,787,758

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue

   5.75%, 6/15/2026 (Insured; MBIA)                                                           1,255,000                1,375,405

New York City Transitional Finance Authority, Revenue:

   (Future Tax Secured) 6.125%, 11/15/2014                                                    1,000,000                1,136,400

   5.50%/14%, 11/1/2026                                                                         500,000  (c,d)           548,350

New York State Dormitory Authority, Revenue:

   (Consolidated City University)
      5.75%, 7/1/2018 (Insured; FSA)                                                            200,000                  225,734

   (FIT Student Housing)
      5.75%, 7/1/2006 (Insured; AMBAC)                                                          130,000                  144,210

   (Mental Health Services Facilities):

      6%, 8/15/2005                                                                              10,000                   11,106

      6%, 8/15/2005                                                                             990,000                1,084,911

   (Vassar College) 6%, 7/1/2005                                                                250,000                  274,710

New York State Power Authority,
   General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000  (b)             365,592


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
    -------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Thruway Authority
  (Highway and Bridge Trust Fund):

      5.50%, 4/1/2007 (Insured; FGIC)                                                           500,000                  550,940

      6%, 4/1/2016 (Insured; FSA)                                                             1,000,000                1,120,010

New York State Urban Development Corp., Revenue

   (Higher Education Technology Grants)
   5.75%, 4/1/2015 (Insured; MBIA)                                                              500,000                  540,805

Orange County 5.50%, 11/15/2007                                                                 250,000                  278,833

Westchester County 6.625%, 11/1/2004                                                            250,000                  276,618

NORTH CAROLINA--4.2%

Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                  1,000,000                1,106,480

Durham County, 5.50%, 4/1/2010                                                                1,000,000                1,112,180

Guilford County, Public Improvement 5.10%, 10/1/2014                                          1,500,000                1,610,535

Mecklenburg County, 5.50%, 4/1/2011                                                           1,195,000                1,331,409

OHIO--2.7%

Akron, Sewer System Revenue
   6%, 12/1/2014 (Insured; AMBAC)                                                               500,000                  557,445

Clermont County, Hospital Facilities Revenue

   (Mercy Health System)
   5.25%, 9/1/2003 (Insured; AMBAC)                                                             685,000                  713,784

Ohio Building Authority, State Facilities
   (Sports Building Fund Project) 5.50%, 4/1/2014                                             1,945,000                2,115,927

OREGON--.8%

Washington County 5%, 6/1/2018                                                                1,000,000                1,024,930

PENNSYLVANIA--3.0%

Montgomery County Industrial Development
  Authority PCR (Peco Energy Co. Project)

   5.30%, 10/1/2034                                                                           1,000,000                1,044,330

Pennsylvania Higher Educational Facilities Authority, Health
   Services Revenue (University of Pennsylvania):

      5.35%, 1/1/2008                                                                           750,000                  785,468

      7%, 1/1/2008                                                                            1,800,000                1,938,150

SOUTH CAROLINA--3.9%

Greenville County School District, Installment Purchase
  Revenue (Building Equity Sooner Tomorrow):

      5.25%, 12/1/2010                                                                        1,000,000                1,072,730

      5.25%, 12/1/2011                                                                        1,500,000                1,605,210

      5.875%, 12/1/2018                                                                       1,000,000                1,074,240

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
  --------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (CONTINUED)

South Carolina School Facilities 5%, 1/1/2009                                                 1,000,000                1,079,680

TENNESSEE--.3%

Shelby County Health and Educational Housing
   Facilities Board (Saint Judes Childrens Research)
   5%, 7/1/2009                                                                                 300,000                  315,276

TEXAS--4.1%

Cities of Dallas and Fort Worth, Dallas/Fort Worth
   International Airport, Joint Revenue Improvement
   5.50%, 11/1/2031 (Insured; FGIC)                                                           1,000,000                1,007,550

Fort Bend Independent School District
   (Permanent School Fund Guaranteed)

   6.60%, 2/15/2004                                                                             875,000                  938,718

Harris County, Toll Road 6%, 8/1/2009 (Insured; FGIC)                                         1,000,000                1,141,270

Lewisville Independent School District (Building Bonds)

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000                  763,770

      7.50%, 8/15/2007                                                                          600,000                  718,950

San Antonio, General Improvement 5.90%, 2/1/2016                                                500,000                  547,700

UTAH--.5%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000                  575,580

VIRGINIA--1.7%

Newport News, Industrial Development Authority,
  IDR (Advanced Shipbuilding Carrier)

   5.50%, 9/1/2010                                                                            1,000,000                1,118,820

Virginia Transportation Board,
   Transportation Contract Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000                1,023,650

WASHINGTON--2.3%

Seattle Municipal Light and Power Revenue

   5.50%, 12/1/2010                                                                           1,000,000                1,098,480

Washington Public Power Supply System, Revenue

  (Nuclear Project Number 1):

      6%, 7/1/2006 (Insured; MBIA)                                                              500,000                  557,755

      7%, 7/1/2008                                                                              380,000                  453,663

      7%, 7/1/2008                                                                              620,000                  725,679

WISCONSIN--3.7%

Badger Tobacco Asset Securitization Corp.,
  Tobacco Settlement Asset-Backed Bonds

   6.125%, 6/1/2027                                                                           1,100,000                1,087,471


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
   --------------------------------------------------------------------------------------------------------------------------------

WISCONSIN (CONTINUED)

Kenosha, Waterworks Revenue
   5%, 12/1/2012 (Insured; FGIC)                                                                750,000                  792,458

Wisconsin, Transportation Revenue,
   5.50%, 7/1/2010 (Insured; AMBAC)                                                           2,000,000                2,219,020

Wisconsin, Health and Educational Facilities, Revenue

   (Aurora Medical Group Inc.)
   5.75%, 11/15/2007 (Insured; FSA)                                                             500,000                  555,570

U. S. RELATED--5.2%

Commonwealth of Puerto Rico :

   6.25%, 7/1/2011 (Insured; MBIA)                                                              950,000                1,120,981

   5.50%, 7/1/2014                                                                              500,000                  560,055

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000                  716,063

Puerto Rico Highway and Transporation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000                  175,491

Puerto Rico Public Buildings Authority,
   Government Guaranteed Facilities:

      6.25%, 7/1/2010 (Insured; AMBAC)                                                          750,000                  880,658

      5.50%, 7/1/2014                                                                         1,000,000                1,096,370

      5.50%, 7/1/2015                                                                         1,000,000                1,093,010

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000                  869,520

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $109,571,303)                                                                                               115,881,253

SHORT-TERM MUNICIPAL INVESTMENTS--6.1%
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.1%

California Pollution Control Financing
   Authority, PCR, VRDN 2%                                                                    1,400,000  (e)           1,400,000

KANSAS--.6%

Kansas Development Finance Authority, Revenue, VRDN

   (Hays Medical Center) 1.90% (LOC; Firstar Bank)                                              700,000  (e)             700,000

MASSACHUSETTS--.7%

Massachusetts Industrial Finance Authority, Revenue, VRDN

   (Showa Womens Institute Inc.) 2% (LOC; Bank of New York)                                     900,000  (e)             900,000

MICHIGAN--.6%

Michigan Higher Education Facilities Authority, LOR, VRDN

   (Concordia College Project) 1.90% (LOC; Allied Irish Banks)                                  700,000  (e)             700,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEBRASKA--1.5%

Lancaster County Hospital Authority, Health Facilities
   Revenue, VRDN (Immanuel Health System)
   1.90% (LOC; ABN-Amro Bank)                                                                 1,900,000  (e)           1,900,000

NORTH DAKOTA--1.0%

Grand Forks Health Care Facilities Revenue, VRDN

   (United Hospital Obligation Group)
   2.03% (LOC; ABN-Amro Bank)                                                                 1,265,000  (e)           1,265,000

TEXAS--.6%

Lone Star Airport Improvement Authority, Revenue, VRDN

   (American Airlines) 2.03% (LOC; Royal Bank of Canada)                                        700,000  (e)             700,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $7,565,000)                                                                                                   7,565,000

TOTAL INVESTMENTS (cost $117,136,303)                                                              99.1%             123,446,253

CASH AND RECEIVABLES (NET)                                                                           .9%               1,129,908

NET ASSETS                                                                                        100.0%             124,576,161


Summary of Abbreviations

AMBAC             American Municipal Bond
                       Assurance Corporation

COP               Certificate of Participation

FGIC              Financial Guaranty Insurance
                       Company

FSA               Financial Security Assurance

IDR               Industrial Development Revenue

LOC               Letter of Credit

LOR               Limited Obligation Revenue

LR                Lease Revenue

MBIA              Municipal Bond Investors Assurance
                       Insurance Corporation

PCR               Pollution Control Revenue

RAN               Revenue Anticipation Notes

RRR               Resources Recovery Revenue

SFMR              Single Family Mortgage Revenue

VRDN              Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              51.2

AA                               Aa                              AA                                               23.8

A                                A                               A                                                14.7

BBB                              Baa                             BBB                                               3.2

F1                               MIG1/P1                         SP1/A1                                            6.1

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     1.0

                                                                                                                 100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME STATED COUPON RATE BECOMES
     EFFECTIVE UNTIL MATURITY.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SUBJECT TO INTEREST RATE CHANGE ON NOVEMBER 1, 2011.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF FINANCIAL FUTURES

June 30, 2002

                                                                   Market Value                                        Unrealized
                                                                        Covered                                      Appreciation
                                                Contracts          by Contracts               Expiration          at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 30 Year Bonds                            75             7,708,594           September 2002                   60,938

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           117,136,303   123,446,253

Cash on Initial Margin--Note 1(c)                                       135,000

Interest receivable                                                   1,860,552

Receivable for shares of Beneficial Interest subscribed                 540,823

Receivable for futures variation margin--Note 1(c)                        9,375

                                                                    125,992,003

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    69,283

Cash overdraft due to Custodian                                          43,159

Payable for shares of Beneficial Interest redeemed                      751,653

Payable for investment securities purchased                             542,480

Other liabilities                                                         9,267

                                                                      1,415,842

NET ASSETS ($)                                                      124,576,161

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     118,286,086

Accumulated net realized gain (loss) on investments                     (80,813)

Accumulated net unrealized appreciation
  (depreciation) on investments (including $60,938
  net unrealized appreciation on financial futures)                   6,370,888

NET ASSETS ($)                                                      124,576,161


NET ASSET VALUE PER SHARE

                                                       Class A                Class B                Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      40,644,852             10,454,833              8,178,113             65,298,363

Shares Outstanding                                   3,228,721                830,983                647,640              5,188,930
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            12.59                  12.58                  12.63                 12.58

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Year Ended June 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,295,721

EXPENSES:

Management fee--Note 2(a)                                              564,164

Distribution and service fees--Note 2(b)                               179,748

Loan commitment fees--Note 4                                             1,338

TOTAL EXPENSES                                                         745,250

INVESTMENT INCOME--NET                                               4,550,471

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                376,968

Net realized gain (loss) on financial futures                         (273,486)

NET REALIZED GAIN (LOSS)                                               103,482

Net unrealized appreciation (depreciation) on investments

  (including $60,938 net unrealized appreciation on financial futures)
                                                                     2,312,026

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,415,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,965,979

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                             -----------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,550,471           4,414,160

Net realized gain (loss) on investments           103,482             935,752

Net unrealized appreciation
   (depreciation) on investments                2,312,026           2,679,003

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,965,979           8,028,915

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,317,571)           (968,116)

Class B shares                                   (283,330)           (168,319)

Class C shares                                   (151,373)            (31,307)

Class R shares                                 (2,789,765)         (3,246,418)

Net realized gain on investments:

Class A shares                                   (203,744)                 --

Class B shares                                    (53,449)                 --

Class C shares                                    (23,445)                 --

Class R shares                                   (426,702)                 --

TOTAL DIVIDENDS                                (5,249,379)         (4,414,160)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 45,065,254           5,499,306

Class B shares                                  5,524,657           3,065,404

Class C shares                                 10,545,853           1,469,530

Class R shares                                 11,136,089          12,650,774

Dividends reinvested:

Class A shares                                  1,074,494             614,515

Class B shares                                    160,194              80,585

Class C shares                                     88,938              17,921

Class R shares                                  1,122,327           1,169,139

Cost of shares redeemed:

Class A shares                                (30,420,386)         (5,255,308)

Class B shares                                 (1,296,565)         (1,206,848)

Class C shares                                 (4,348,613)           (297,487)

Class R shares                                (16,111,847)        (17,316,263)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            22,540,395             491,268

TOTAL INCREASE (DECREASE) IN NET ASSETS        24,256,995           4,106,023

NET ASSETS ($):

Beginning of Period                           100,319,166          96,213,143

END OF PERIOD                                 124,576,161         100,319,166

                                                                        The Fund

                                                       Year Ended June 30,
                                               ---------------------------------
                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     3,612,010             447,855

Shares issued for dividends reinvested             86,094              50,188

Shares redeemed                                (2,440,578)           (430,509)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,257,526              67,534

CLASS B(A)

Shares sold                                       441,203             248,983

Shares issued for dividends reinvested             12,857               6,582

Shares redeemed                                  (103,974)            (98,882)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     350,086             156,683

CLASS C

Shares sold                                       841,965             118,439

Shares issued for dividends reinvested              7,111               1,457

Shares redeemed                                  (348,101)            (24,425)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     500,975              95,471

CLASS R

Shares sold                                       890,807           1,039,588

Shares issued for dividends reinvested             90,031              95,580

Shares redeemed                                (1,290,316)         (1,416,317)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (309,478)           (281,149)

(A) DURING THE PERIOD ENDED JUNE 30, 2002, 34,090 CLASS B SHARES REPRESENTING $428,228 WERE AUTOMATICALLY CONVERTED TO 34,064 CLASS A SHARES, AND DURING THE PERIOD ENDED JUNE 30, 2001, 32,942 CLASS B SHARES REPRESENTING $401,122 WERE AUTOMATICALLY CONVERTED TO 32,931 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended June 30,
                                                           -------------------------------------------------------------------------
CLASS A SHARES                                                   2002(a)          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.39            11.94          12.03          12.32         12.12

Investment Operations:

Investment income--net                                            .49(b)           .52            .52            .50           .52

Net realized and unrealized gain
   (loss) on investments                                          .28              .45           (.09)          (.28)          .26

Total from investment operations                                  .77              .97            .43            .22           .78

Distributions:

Dividends from investment
   income--net                                                   (.49)            (.52)          (.52)          (.50)         (.52)

Dividends from net realized
   gain on investments                                           (.08)              --             --           (.01)         (.06)

Total Distributions                                              (.57)            (.52)          (.52)          (.51)         (.58)

Net asset value, end of period                                  12.59            12.39          11.94          12.03         12.32

TOTAL RETURN (%)(C)                                              6.38             8.32           3.67           1.78          6.52

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75              .75            .75            .79           .77

Ratio of net investment income

   to average net assets                                         3.93             4.29           4.36           4.06          4.24

Portfolio Turnover Rate                                         28.80            55.32          45.65          28.19         14.62

Net Assets, end of period ($ x 1,000)                          40,645           24,426         22,733         27,084        17,423

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT SECURITIES
     ON A DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.92% TO  3.93%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended June 30,
                                                           -------------------------------------------------------------------------
CLASS B SHARES                                                   2002(a)           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.38             11.94          12.02          12.31         12.12

Investment Operations:

Investment income--net                                            .43(b)            .46            .46            .44           .46

Net realized and unrealized gain
   (loss) on investments                                          .28               .44           (.08)          (.28)          .25

Total from investment operations                                  .71               .90            .38            .16           .71

Distributions:

Dividends from investment income--net                            (.43)             (.46)          (.46)          (.44)         (.46)

Dividends from net realized
   gain on investments                                           (.08)               --             --           (.01)         (.06)

Total Distributions                                              (.51)             (.46)          (.46)          (.45)         (.52)

Net asset value, end of period                                  12.58             12.38          11.94          12.02         12.31

TOTAL RETURN (%)(C)                                              5.85              7.69           3.24           1.25          5.89

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25              1.25           1.25           1.28          1.27

Ratio of net investment income

   to average net assets                                         3.43              3.77           3.87           3.55          3.68

Portfolio Turnover Rate                                         28.80             55.32          45.65          28.19         14.62

Net Assets, end of period ($ x 1,000)                          10,455             5,956          3,870          2,779         1,240

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT SECURITIES
     ON A DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO JULY 1, 2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                            Year Ended June 30,
                                                            ------------------------------------------------------------------------
CLASS C SHARES                                                   2002(a)           2001            2000           1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.43             11.98           12.06          12.34      12.14

Investment Operations:

Investment income--net                                            .42(b)            .47             .46            .44        .46

Net realized and unrealized gain
   (loss) on investments                                          .29               .45            (.08)          (.27)       .26

Total from investment operations                                  .71               .92             .38            .17        .72

Distributions:

Dividends from investment income--net                            (.43)             (.47)           (.46)          (.44)      (.46)

Dividends from net realized
   gain on investments                                           (.08)               --              --           (.01)      (.06)

Total Distributions                                              (.51)             (.47)           (.46)          (.45)      (.52)

Net asset value, end of period                                  12.63             12.43           11.98          12.06      12.34

TOTAL RETURN (%)(C)                                              5.82              7.80            3.25           1.35       6.02

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25              1.25            1.26           1.26       1.27

Ratio of net investment income

   to average net assets                                         3.38              3.72            3.86           3.58       3.71

Portfolio Turnover Rate                                         28.80             55.32           45.65          28.19      14.62

Net Assets, end of period ($ x 1,000)                           8,178             1,823             613          1,534        209

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT SECURITIES
     ON A DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.37% TO  3.38%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS PRIOR TO JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE
     IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended June 30,
                                                              ----------------------------------------------------------------------
CLASS R SHARES                                                   2002(a)          2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.39            11.94           12.02          12.31       12.12

Investment Operations:

Investment income--net                                            .52(b)           .56             .55            .53         .55

Net realized and unrealized gain
   (loss) on investments                                          .27              .45            (.08)          (.28)        .25

Total from investment operations                                  .79             1.01             .47            .25         .80

Distributions:

Dividends from investment income--net                            (.52)            (.56)           (.55)          (.53)       (.55)

Dividends from net realized
   gain on investments                                           (.08)             --               --           (.01)       (.06)

Total Distributions                                              (.60)            (.56)           (.55)          (.54)       (.61)

Net asset value, end of period                                  12.58            12.39           11.94          12.02       12.31

TOTAL RETURN (%)                                                 6.56             8.59            4.01           2.02        6.69

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                           .50              .50             .50            .54         .52

Ratio of net investment income

   to average net assets                                         4.20             4.56            4.61           4.32        4.47

Portfolio Turnover Rate                                         28.80            55.32           45.65          28.19       14.62

Net Assets, end of period ($ x 1,000)                          65,298           68,115          68,997        64,575       43,018

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON A SCIENTIFIC  BASIS, FOR DEBT SECURITIES
     ON A DAILY  BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JUNE 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO JULY 1, 2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is to maximize current income exempt from federal income tax consistent with the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002, are set forth in the Statement of Financial Futures.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At June 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital gains $184,904 and unrealized appreciation $6,386,736. In addition, the portfolio had $19,876 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended June 30, 2002 and June 30, 2001, were as follows: tax exempt income $4,542,039 and $4,414,160, ordinary income $529,868 and $0 and long-term capital gains $177,472 and $0, respectively.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended June 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $16,456, increased net realized gain (loss) on investments by $1,671 and increased paid-in capital by $14,785. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended June 30, 2002, the Distributor retained ($4,144) from commissions earned on sales of the fund's Class A shares and $15,389 and $2,046 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(B)  DISTRIBUTION  AND  SERVICE  PLAN:  Under  separate  Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended June 30, 2002, Class A, Class B and Class C shares were charged $84,030, $41,360 and $22,452, respectively, pursuant to their respective Plans. During the period ended June 30, 2002, Class B and Class C shares were charged $20,680 and $11,226, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $46,832,900 and $30,699,555, respectively.

At June 30, 2002, the cost of investments for federal income tax purposes was $117,120,455; accordingly, accumulated net unrealized appreciation on investments was $6,386,736, consisting of $6,422,846 gross unrealized appreciation and $36,110 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

NOTE 5--Change in Accounting Principle:

As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to July 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $8,024 increase in accumulated undistributed investment income-net and a corresponding $8,024 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on June 30, 2001.

The effect of this change for the year ended June 30, 2002 was to increase net investment income by $8,432, decrease net unrealized appreciation (depreciation) by $7,824 and decrease net realized gains (losses) by $608. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE 6--Subsequent Event:

On April 25, 2002, the Board of Trustees approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange of shares of MPAM National Intermediate Municipal Bond Fund at net asset value.

                                                                        The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds, (the "Fund"), including the statements of investments, and financial futures, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

New York, New York
July 31, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended June 30, 2002:

  -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular federal income tax), and

  -- the fund hereby designates $.0200 per share as a long-term capital gain distribution of the $.0797 per share paid on December 7, 2001.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium sized companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

James M. Fitzgibbons (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Roslyn M. Watson (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Services, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation, Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO of The Partnership, an Organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director and an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 66 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 80 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.



NOTES

                  For More Information

                        Dreyfus Premier
                        Limited Term
                        Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  347AR0602









Dreyfus BASIC
Massachusetts
Municipal Money
Market Fund

ANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                            19   Important Tax Information

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus BASIC
Massachusetts Municipal
Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC Massachusetts Municipal Money Market Fund, covering the 12-month period from July 1, 2001 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The economy has recently begun to show signs of recovery, signaling an end to the U.S. economic recession. As the economy has gained strength, however, the stock and bond markets have fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt securities that are more credit sensitive, such as stocks and corporate bonds.

In this environment, tax-exempt money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. But as many professionals can attest, it is unlikely that returns from tax-exempt money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC Massachusetts Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2002 the fund produced a yield of 1.41% and, after taking into account the effects of compounding, an effective yield of 1.42%.(1)

We attribute the fund's performance to our asset allocation strategy, which emphasized longer dated, fixed-rate securities during the first half of the reporting period when interest rates continued to fall and variable-rate securities during the second half of the reporting period, when interest rates were relatively stable.

What is the fund's investment approach?

The fund's goal is to seek a high level of current income exempt from federal and Massachusetts income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts's short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund's weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

anticipate little issuance and therefore lower yields, we may increase the fund's weighted average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

During the first half of the reporting period, the fund's performance was primarily influenced by a series of short-term interest-rate reductions initiated by the Federal Reserve Board (the "Fed") in an attempt to stimulate renewed economic growth. Between the start of the reporting period and the end of December 2001, the Fed cut interest rates five times for a total reduction of
2.00 percentage points. The result was lower yields for tax-exempt money market instruments.

Another factor influencing the fund's performance during the first half of the reporting period was the September 11 terrorist attacks, which helped push the U.S. economy into a recession. In the midst of a rapidly declining stock market, many investors sought the relative safety of the tax-exempt money markets. Because of the high demand for a limited number of investments, yields on money market securities fell even further.

By early 2002, the apparently speedy recovery of the economy and the stock market surprised many analysts. In fact, many were predicting a full-scale economic recovery by the middle of the year. However, the economic recovery proved to be more uncertain and uneven than previously hoped, as mounting concerns regarding the accounting practices of several large, well-known corporations once again sent investors on a "flight to quality" toward more stable investment alternatives. In this uncertain environment, persistently strong demand for money market instruments helped keep yields relatively low.

As a short-term, tax-exempt money market fund, suitable investments are primarily limited to three basic categories: variable-rate demand notes (VRDNs), which are securities on which yields are reset daily or weekly; fixed-rate municipal notes; and tax-exempt commercial paper. As of the end of the reporting period, we had chosen to invest the largest portion of the fund's assets in VRDNs, primarily because they give us the flexibility and liquidity we need to capture higher yields as they become available.

What is the fund's current strategy?

As of the end of the reporting period, approximately 72% of the fund's total assets were invested in VRDNs, a slight increase from a 68% allocation when the reporting period began. The balance of the fund's assets is invested in municipal notes and commercial paper at approximately 25% and 3%, respectively. These percentages are generally in line with those of the fund's peer group.

Finally, while it is impossible to predict the timing of any changes in short-term interest rates, we believe the current level is unsustainable for an extended period of time. However, in light of the current economic environment, we believe interest rates are likely to remain stable for the near term, which should help maintain the fund's yield near its present level.

July 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS
June 30, 2002



                                                                                              Principal
TAX EXEMPT INVESTMENTS--102.3%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Avon, GO Notes, BAN 2%, 3/5/2003                                                              4,000,000                4,010,723

Concord, BAN 2.50%, 2/27/2003                                                                 2,000,000                2,011,619

Duxbury, GO Notes, BAN 2.50%, 1/15/2003                                                       5,000,000                5,021,319

State of Massachusetts, GO Notes, VRDN:

  1.18% (Insured; FGIC and Liquidity Facility;

      Merrill Lynch & Co.)                                                                    5,210,000  (a)           5,210,000

   (Central Artery):

      1.90%, Series A (Liquidity Facility;
         Landesbank Baden Wurttmberg)                                                         1,200,000  (a)           1,200,000

      1.90%, Series B (Liquidity Facility;
         Toronto Dominion Bank)                                                                 400,000  (a)             400,000

   Refunding:

      1.15% (Liquidity Facility; Toronto Dominion Bank)                                       3,600,000  (a)           3,600,000
      1.20% (Liquidity Facility; Commerzbank)                                                 6,100,000  (a)           6,100,000
      1.20% (Liquidity Facility; Landesbank Hessen

         Thuringen Girozentrale)                                                              4,600,000  (a)           4,600,000

      1.25% (Liquidity Facility; Landesbank Hessen

         Thuringen Girozentrale)                                                              2,600,000  (a)           2,600,000

Massachusetts Bay Transportation Authority

  General Transportation Systems, GO Notes, VRDN
   1.10% (Liquidity Facility; Westdeutsche Landesbank)                                        6,000,000  (a)           6,000,000

Massachusetts Development Finance Agency:

  College and University Revenue, Refunding, VRDN
      (Smith College) 1.20%                                                                   6,000,000  (a)           6,000,000

   Revenue:

      CP 1.55%, 7/16/2002 (LOC; First Union Bank)                                             5,000,000                5,000,000

      VRDN:

         (Loomis Communities)
            1.25% (LOC; Lasalle Bank)                                                           900,000  (a)             900,000

         (Meadowbrook School)
            1.35% (LOC; Allied Irish Banks)                                                   3,000,000  (a)           3,000,000

         (Worcester Academy)
            1.35% (LOC; Allied Irish Banks)                                                   3,000,000  (a)           3,000,000

Massachusetts Health and Educational Facilities Authority

  VRDN:

    College and University Revenue:
         (Amherst College) 1.17%                                                                700,000  (a)             700,000
         (Bentley College) 1.25%

            (LOC; State Street Bank and Trust Co.)                                            1,800,000  (a)           1,800,000

         (Boston University) 1.21%
            (LOC; State Street Bank and Trust Co.)                                            1,700,000  (a)           1,700,000

         (Williams College) 1.15%                                                             2,795,000  (a)           2,795,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities Authority

  VRDN (continued):

    Revenue:

         Capital Asset Program 1.70% (Insured; MBIA and
            Liquidity Facility; State Street Bank and Trust Co.)                              2,600,000  (a)           2,600,000

         (Falmouth Assisted For Living)
            1.20% (LOC; Fleet Bank)                                                           4,200,000  (a)           4,200,000

         (Hallmark Health Systems) 1.20% (Insured;
            FSA and Liquidity Facility; Fleet Bank)                                           2,900,000  (a)           2,900,000

         (Partners Healthcare Systems):

            1.15% (Insured; FSA and Liquidity Facility;

               Bayerische Landesbank and LOC;
               JPMorgan Chase Bank)                                                           8,225,000  (a)           8,225,000

            1.20% (Insured; FSA and Liquidity Facility;
               Bayerische Landesbank and LOC;
               JPMorgan Chase Bank)                                                           2,600,000  (a)           2,600,000

         (Wellesley College) 1.10%                                                            1,615,000  (a)           1,615,000

Massachusetts Housing Finance Agency, VRDN:
   1.18% (Insured; MBIA and LOC; Hypovereinsbank)                                             2,600,000  (a)           2,600,000

   Multi-Family Housing, Refunding:

      (Harbor Point) 1.10% (Insured; GNMA
         and LOC; HSBC Bank USA)                                                             12,900,000  (a)          12,900,000

      (Housing Project) 1.10% (Insured; FNMA)                                                 1,400,000  (a)           1,400,000

Massachusetts Industrial Finance Agency

  College and University Revenue, VRDN:

    (Gordon College) 1.20%
         (LOC; State Street Bank and Trust Co.)                                               2,200,000  (a)           2,200,000

      (Milton Academy) 1.15% (Insured; MBIA
         and Liquidity Facility; Fleet Bank)                                                  1,000,000  (a)           1,000,000

      (Mount IDA College) 1.25%
         (LOC; Credit Local de France)                                                        3,400,000  (a)           3,400,000

      Refunding (Showa Women's Institute)

         2% (LOC; The Bank of New York)                                                      10,200,000  (a)          10,200,000

Massachusetts Water Resource Authority

  Water Revenue, VRDN (Multi-Modal):

      1.15% (LOC; Landesbank Hessen
         Thuringen Girozentrale)                                                              3,500,000  (a)           3,500,000

      1.20% (Insured; AMBAC and Liquidity Facility:

         Bank of Nova Scotia, Commerzbank
         and Credit Locale de France)                                                         7,950,000  (a)           7,950,000

      Refunding 1.15% (Insured; FGIC
         and Liquidity Facility; FGIC)                                                        6,800,000  (a)           6,800,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Monson, GO Notes, BAN 3.25%, 8/9/2002                                                         3,200,000                3,201,662

Norwell, GO Notes, BAN 2.75%, 2/21/2003                                                       3,000,000                3,020,898

Pembroke, GO Notes, BAN 3.25%, 8/8/2002                                                       3,000,000                3,001,519

Plymouth County, COP 7%, 10/1/2002                                                            3,000,000  (b)           3,100,370

Seekonk, GO Notes, BAN 2.75%, 10/18/2002                                                      7,125,000                7,138,527

Spencer East Brookfield Regional School District
   GO Notes, BAN 3%, 5/16/2003                                                                6,000,000                6,057,893

Walpole, GO Notes, BAN 2.25%, 11/7/2002                                                       5,000,000                5,006,052

West Springfield, GO Notes, BAN 2.25%, 1/16/2003                                              2,130,000                2,136,271

TOTAL INVESTMENTS (cost $172,401,853)                                                             102.3%             172,401,853

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.3%)             (3,800,671)

NET ASSETS                                                                                        100.0%             168,601,182




Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

BAN                       Bond Anticipation Notes

COP                       Certificate of Participation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                          Company

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                          Association

GO                        General Obligation

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               80.0

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                    5.8

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    14.2

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           172,401,853   172,401,853

Interest receivable                                                     797,139

                                                                    173,198,992

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    62,742

Cash overdraft due to Custodian                                       4,400,364

Dividends payable                                                       133,701

Interest payable--Note 3                                                  1,003

                                                                      4,597,810

NET ASSETS ($)                                                      168,601,182

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     168,601,182

NET ASSETS ($)                                                      168,601,182

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      168,612,267

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended June 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,032,291

EXPENSES:

Management fee--Note 2                                                 745,947

Interest expense--Note 3                                                 5,555

TOTAL EXPENSES                                                         751,502

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   2,280,789

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                             Year Ended June 30,
                                                  ------------------------------

                                                          2002            2001
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET
   INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  2,280,789       4,751,218

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                              (2,280,789)     (4,751,218)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                      313,615,972     266,257,257

Dividends reinvested                                   514,241       1,263,597

Cost of shares redeemed                           (283,576,304)   (252,500,517)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS            30,553,909      15,020,337

TOTAL INCREASE (DECREASE) IN NET ASSETS             30,553,909      15,020,337

NET ASSETS ($):

Beginning of Period                                138,047,273     123,026,936

END OF PERIOD                                      168,601,182     138,047,273

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended June 30,
                                                              ----------------------------------------------------------------------

                                                                 2002            2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00            1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .014            .032           .032           .027          .031

Distributions:

Dividends from investment income--net                            (.014)          (.032)         (.032)         (.027)        (.031)

Net asset value, end of period                                   1.00            1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.41            3.29           3.21           2.76          3.17

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .45             .45            .45            .45           .47

Ratio of interest expense
   to average net assets                                          .00(a)          .01            .01             --            --

Ratio of net investment income
   to average net assets                                         1.38            3.22           3.18           2.71          3.15

Net Assets, end of period ($ x 1,000)                         168,601         138,047        123,027        122,751       111,394

(A) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

 Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from federal and Massachusetts state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(C) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

All cash balances were maintained with the Custodian, Mellon Bank, N.A.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At June 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal periods ended June 30, 2002 and June 30, 2001, respectively, were all tax exempt income.

During the period ended June 30, 2002, as a result of permanent book to tax differences, the fund reclassified $1,311 between accumulated net realized gain
(loss) on investments and paid-in capital due to the expiration of capital loss carryover. Net assets were not affected by this reclassification.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurels Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2002 was approximately $210,100 with a related weighted average annualized interest rate of 2.64%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "Fund") of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

New York, New York
July 31, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium sized companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

James M. Fitzgibbons (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Roslyn M. Watson (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Services, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation, Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO of The Partnership, an Organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 66 portfolios) managed by the Manager. He is 36 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 80 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                                                           For More Information

                        Dreyfus BASIC
                        Massachusetts Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  715AR0602





Dreyfus BASIC
California Municipal
Money Market Fund

ANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                            19   Important Tax Information

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus BASIC
California Municipal
Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC California Municipal Money Market Fund, covering the 12-month period from July 1, 2001 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The economy has recently begun to show signs of recovery, signaling an end to the U.S. economic recession. As the economy has gained strength, however, the stock and bond markets have fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt securities that are more credit sensitive, such as stocks and corporate bonds.

In this environment, tax-exempt money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. But as many professionals can attest, it is unlikely that returns from tax-exempt money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC California Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2002 the fund produced a yield of 1.35% and, after taking into account the effects of compounding, an effective yield of 1.36%.(1)

We attribute the fund's performance to declining interest rates during the first half of the reporting period, which resulted in lower yields for tax-exempt money market securities.

What is the fund's investment approach?

The fund's goal is to seek a high level of current income exempt from federal and California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from California issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in California's short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund's weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the fund's weighted average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

The two most significant factors affecting the fund's performance were the series of short-term interest-rate reductions initiated during the first half of the reporting period and the ongoing fiscal repercussions of the state's energy crisis in 2001.

Yields of tax-exempt money market instruments tend to move in tandem with short-term interest rates. That's why the Federal Reserve Board's (the "Fed") short-term interest-rate reductions caused the fund's yield to fall sharply. The Fed cut interest rates five times for a total of 2.00 percentage points during the first half of the reporting period, driving the benchmark federal funds rate to 1.75%, its lowest level since the 1960s.

Although short-term interest rates remained unchanged during the period's second half, investors' expectations of the timing of eventual rate hikes changed dramatically. Early in 2002, when analysts generally expected a moderately strong economic recovery, investors anticipated higher interest rates sometime this year, causing yields to rise modestly. The Fed's shift to a more neutral monetary policy in March lent credence to this view. Soon thereafter, however, the recovery became more uncertain and uneven, and some analysts began to push back their expectations until 2003.

The second factor affecting the fund's performance was the lingering effects of California's 2001 energy crisis, which cost the state's general fund approximately $6 billion, primarily due to the cost of purchasing electricity from out-of-state suppliers. The state is currently in negotiations to issue bonds later in 2002 that are designed to reimburse the general fund for most of its energy-related expenditures. If all goes as planned, proceeds from the sale of these bonds should alleviate a great deal of the fiscal pressure that has burdened California's state budget for the past year.


As a short-term, tax-exempt money market fund, suitable investments are primarily limited to three basic categories: variable-rate demand notes (VRDNs), which are short-term securities on which yields are reset daily or weekly; fixed-rate municipal notes; and tax-exempt commercial paper. As of the end of the reporting period, we had chosen to invest the largest portion of the fund's assets in VRDNs, primarily because of our focus on maintaining the flexibility and liquidity we need to participate in the state's issuance of new bonds later this year.

What is the fund's current strategy?

As of the end of the reporting period, approximately 82% of the fund's total assets were invested in VRDNs, a notable increase from a 54% allocation when the reporting period began. The balance of the fund's assets was invested in municipal notes at approximately 18%. These percentages are generally in line with those of the fund's peer group.

As always, we are closely monitoring all aspects of the economy and tax-exempt money markets, and we will modify the fund's asset allocation strategy accordingly, if needed.

July 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002


                                                                                              Principal
TAX EXEMPT INVESTMENTS--115.4%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Alameda Union School District, TRAN
   3%, 7/1/2003                                                                               2,000,000                2,026,480

Bakersfield, GO Notes, Refunding
   3%, 12/15/2002                                                                               500,000                  502,825

State of California, RAN:
   2.50%, 11/27/2002                                                                          1,360,000                1,363,845
   3%, 11/27/2002                                                                               340,000                  341,679

California Pollution Control Financing Authority, VRDN:

  PCR, Refunding (Pacific Gas and Electric)
      2% (LOC; Bank of America)                                                               1,600,000  (a)           1,600,000

   SWDR (Western Waste Industries)
      1.40% (LOC; Fleet Bank)                                                                 2,500,000  (a)           2,500,000

California Statewide Communities Development Authority

  VRDN:

    MFHR (Oakmont Senior Living)
         1.20% (LOC; FHLB)                                                                    5,340,000  (a)           5,340,000

      PCR, Refunding (Chevron USA Incorporated
         Project) 1.85%                                                                       2,900,000  (a)           2,900,000

      Revenues:

         COP:

            (Citrus Valley Health) 1.93%
               (Insured; MBIA and LOC; Bank of America)                                       1,400,000  (a)           1,400,000
            (John Muir/Mount Diablo Health) 1.93%
               (Insured; AMBAC and LOC;
               JPMorgan Chase Bank)                                                             200,000  (a)             200,000

            (Sutter Health Obligation Group) 1.75%
               (Insured; AMBAC and LOC; Kredietbank)                                          1,000,000  (a)           1,000,000

         (St. Mary and All Angels School)
            1.30% (LOC; Allied Irish Banks)                                                   1,300,000  (a)           1,300,000

Charter Mac Low Floater Certificates Trust, VRDN
  1.35% (Insured; MBIA and LOC: Bayerische Landesbank,

   Dexia Credit Locale and Toronto Dominion Bank)                                             4,000,000  (a)           4,000,000

Concord, MFMR, VRDN

   (Arcadian) 1.10% (LOC; FNMA)                                                               2,800,000  (a)           2,800,000

Cupertino Union School District, TRAN
   2.75%, 7/1/2003                                                                            2,000,000                2,021,580

Fremont, MFHR, VRDN
   (Mission Wells) 1.20% (LOC; Bayerische Landesbank)                                           500,000  (a)             500,000

Golden Empire Schools Financing Authority, LR, VRDN
  (Kern High School District Projects)
  1.20% (LOC: California State Teachers Retirement

   System and The Bank of New York)                                                           2,500,000  (a)           2,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Irvine Improvement Bond Act of 1915
  Assessment District-85-7-I, VRDN
   1.20% (Insured; FSA and LOC; Dexia Credit Locale)                                          2,600,000  (a)           2,600,000

Irvine Public Facilities and Infrastructure Authority
  LR, VRDN (Capital Improvement Project)
   1.20% (LOC; HypoVereinsbank)                                                               4,100,000  (a)           4,100,000

Irvine Ranch Water District, VRDN:

  GO Notes:

    Consolidated Improvement Districts
         1.93% (LOC; Toronto-Dominion Bank)                                                   2,100,000  (a)           2,100,000

      Refunding, 1.93% (LOC; Commerzbank)                                                       500,000  (a)             500,000

   Revenues, Consolidated Refunding
      1.93% (LOC; Bank of America)                                                              400,000  (a)             400,000

Los Angeles, Waste Water System Revenue, Refunding
  1.88%, 10/31/2002 (Insured; FGIC and Liquidity
   Facility; FGIC)                                                                            4,895,000                4,895,000

Los Angeles Community Redevelopment Agency, MFHR

  VRDN (Rental Academy Village Apartments)
   1.20% (LOC; Union Bank of Switzerland)                                                     3,000,000  (a)           3,000,000

Los Angeles County Community Development
   Commission, COP, VRDN (Willowbrook Project)
   1.18% (LOC; Wells Fargo Bank)                                                                900,000  (a)             900,000

Los Angeles County Housing Authority, MFHR, Refunding

  VRDN (Malibu Meadows Project)
   1.10% (Insured; FNMA)                                                                      3,800,000  (a)           3,800,000

Metropolitan Water District, Southern California

  Water Works Revenue, VRDN:
      1.15% (Bank of America)                                                                 2,000,000  (a)           2,000,000
      1.25% (Liquidity Facility; HypoVereinsbank)                                             2,500,000  (a)           2,500,000

Monterey County Financing Authority, LR, VRDN
  (Reclamation and Distribution Projects)
   1.10% (LOC; Dexia Credit Locale)                                                             500,000  (a)             500,000

Oakland, COP, VRDN (Capital Equipment Project)
   1.20% (LOC; Landesbank
   Hessen-Thuringen Girozentrale)                                                             3,600,000  (a)           3,600,000

Orange County, Apartment Development Revenue, VRDN:

   (Foothill Oaks Apartments) 1.20% (LOC; FHLM)                                               4,000,000  (a)           4,000,000

   Refunding (Capistrano Pointe) 1.10% (LOC; FHLM)                                              300,000  (a)             300,000

Orange County Water District, COP, VRDN

   1.93% (LOC; Bayerische Landesbank)                                                           800,000  (a)             800,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Rancho Mirage Joint Powers Financing Authority
  Revenues, VRDN (Eisenhower Medical Center):

      1.96% (LOC; Allied Irish Bank)                                                          5,000,000  (a)           5,000,000
      1.96% (LOC; The Bank of New York)                                                       1,000,000  (a)           1,000,000

Rancho Water District Financing Authority, LR, VRDN
   1.10% (Liquidity Facility; FGIC)                                                             800,000  (a)             800,000

San Diego, GO Notes, TRAN
   3.25%, 8/1/2002                                                                            2,040,000                2,041,036

San Francisco City and County Finance Corporation

  LR, VRDN (Moscone Center Expansion Project)

  1.20% (Insured; AMBAC and Liquidity Facility:
   JP Morgan Chase Bank and
   State Street Bank and Trust Co.)                                                           4,300,000  (a)           4,300,000

San Francisco City and County Redevelopment Agency

  Multi-Family Revenue, Refunding, VRDN
   (Fillmore) 1.22% (LOC; Credit Suisse)                                                      2,600,000  (a)           2,600,000

San Luis Coastal Unified School District
   GO Notes, TRAN 3%, 8/28/2002                                                               3,500,000                3,503,257

Stockton, MFHR, VRDN (Mariners Pointe Association)
   1.20% (LOC; Credit Suisse)                                                                 2,500,000  (a)           2,500,000

Sweetwater Union High School District, COP, VRDN
   1.20% (Insured; FSA and Liquidity Facility;
   First Union National Bank)                                                                 4,000,000  (a)           4,000,000

TOTAL INVESTMENTS (cost $94,035,702)                                                              115.4%              94,035,702

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (15.4%)            (12,541,471)

NET ASSETS                                                                                        100.0%              81,494,231




Summary of Abbreviations

AMBAC               American Municipal Bond
                    Assurance Corportation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                    Company

FHLB                Federal Home Loan Bank

FHLM                Federal Home Loan Mortgage

FNMA                Federal National Mortgage
                    Association

FSA                 Financial Security Assurance

GO                  General Obligation

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR                Multi-Family Housing Revenue

MFMR                Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue

RAN                 Revenue Anticipation Notes

SWDR                Solid Waste Disposal Revenue

TRAN                Tax and Revenue Anticipation Notes

VRDN                Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               95.4

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                     .5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     4.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  94,035,702  94,035,702

Cash                                                                     60,807

Interest receivable                                                     299,886

                                                                     94,396,395
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    23,000

Bank loan payable--Note 3                                             8,765,000

Payable for investment securities purchased                           4,048,060

Dividends payable                                                        64,364

Interest payable--Note 3                                                  1,738

Payable for shares of Beneficial Interest redeemed                            2

                                                                     12,902,164

NET ASSETS ($)                                                       81,494,231

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      81,494,534

Accumulated net realized gain (loss) on investments                        (303)

NET ASSETS ($)                                                       81,494,231

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)       81,494,534

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended June 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,562,299

EXPENSES:

Management fee--Note 2                                                 385,897

Interest expense--Note 3                                                 7,197

TOTAL EXPENSES                                                         393,094

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            1,169,205

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended June 30,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS      1,169,205            3,803,964

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,169,205)          (3,803,964)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 211,305,873          301,848,806

Dividends reinvested                              709,046            2,296,145

Cost of shares redeemed                      (219,020,550)        (335,130,952)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (7,005,631)         (30,986,001)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (7,005,631)         (30,986,001)

NET ASSETS ($):

Beginning of Period                            88,499,862          119,485,863

END OF PERIOD                                  81,494,231           88,499,862

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended June 30,
                                                             -----------------------------------------------------------------------
                                                                 2002           2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .013           .030          .028           .026          .031

Distributions:

Dividends from investment income--net                            (.013)         (.030)        (.028)         (.026)        (.031)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.36           3.03          2.85           2.62          3.13

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .45            .45           .45            .45           .45

Ratio of interest expense to
   average net assets                                             .01            .02           .01            .01           .01

Ratio of net investment income
   to average net assets                                         1.36           2.97          2.80           2.58          3.08

Net Assets, end of period ($ x 1,000)                          81,494         88,500       119,486        109,392       100,262



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC California Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is to provide a high level of current income exempt from federal and California state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(C) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

All cash balances were maintained with the Custodian, Mellon Bank, N.A.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At June 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended June 30, 2002 and June 30, 2001, respectively, were all tax exempt income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to June 30, 2002. If not applied, $303 of the carryover expires in fiscal 2008.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2002 was approximately $255,500 with a related weighted average annualized interest rate of 2.82%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC California Municipal Money Market Fund (the "Fund") of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

New York, New York
July 31, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are California residents, California personal income taxes).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium sized companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

James M. Fitzgibbons (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Roslyn M. Watson (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Services, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation, Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO of The Partnership, an Organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director and an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 66 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 80 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                                                           For More Information

                        Dreyfus BASIC
                        California Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  307AR0602





Dreyfus BASIC
New York
Municipal Money
Market Fund

ANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                            19   Important Tax Information

                            20   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

Dreyfus BASIC
New York Municipal
Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC New York Municipal Money Market Fund, covering the 12-month period from July 1, 2001 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

The economy has recently begun to show signs of recovery, signaling an end to the U.S. economic recession. As the economy has gained strength, however, the stock and bond markets have fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt securities that are more credit sensitive, such as stocks and corporate bonds.

In this environment, tax-exempt money market funds have once again demonstrated their ability to preserve investors' capital during challenging times. Although yields have remained near historical lows, money market funds have recently attracted a record amount of assets as investors look for a more stable alternative to the stock market.

When will volatility in the longer term markets subside? No one knows for sure. But as many professionals can attest, it is unlikely that returns from tax-exempt money market funds will enable you to reach long-term financial goals such as retirement, a new home or a college education. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC New York Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 2002 the fund produced a yield of 1.36% and, after taking into account the effects of compounding, an effective yield of 1.36%.(1)

We attribute the fund's modest returns to a declining interest-rate environment during the first half of the reporting period, which resulted in lower yields for tax-exempt money market securities.

What is the fund's investment approach?

The fund's goal is to seek a high level of current income exempt from federal, New York state and New York city income taxes consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from New York issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in New York's short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund's weighted average maturity to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yields, we may increase the fund's weighted average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

The most significant factors influencing the fund's performance during the reporting period included the ongoing fiscal repercussions that followed the September 11 terrorist attacks and the series of short-term interest-rate reductions initiated by the Federal Reserve Board (the "Fed") during the first half of the reporting period, which reduced yields of most fixed-income investments. Although short-term interest rates remained unchanged during the reporting period's second half, investors' expectations of the timing of eventual rate hikes changed dramatically. Early in 2002, when analysts generally expected a moderately strong economic recovery, investors anticipated higher interest rates sometime this year, causing yields to rise modestly. The Fed's shift to a more neutral monetary policy in March lent credence to this view. Soon thereafter, however, the recovery became more uncertain and uneven, and some analysts began to push back their expectations until 2003.

The September 11 attacks had a particularly profound effect on the economies of New York City and New York state. Wall Street's financial services industry experienced widespread layoffs, many small businesses in lower Manhattan were forced to close or relocate and area residents faced housing difficulties. While a number of temporary solutions have eased the immediacy of these concerns, the result has been a major loss of tax revenue for the city and state, which has been reflected in the state and city's current budget deficits.

In response to these ongoing difficulties, New York municipalities have issued more short-term debt than they did in the same period one year earlier. In addition, they have taken advantage of low interest rates to refinance older existing debt. The most notable example is the Metropolitan Transit Authority, which recently issued a series of bonds totaling more than $10 billion. In fact, as of June 30, 2002, New York has surpassed California as the country's largest issuer of municipal bonds. On balance, however, the increased supply of new bonds was easily absorbed by a surge in demand from investors fleeing a falling stock market, resulting in very little change to the fund's yield from the beginning to the end of the reporting period.

Another factor affecting the fund's performance was the Fed's short-term interest-rate cuts during the first six months of the reporting period.

What is the fund's current strategy?

As of June 30, 2002, variable-rate demand notes (VRDNs) remain a core part of the fund at approximately 78% of the fund's total assets. Municipal notes comprise approximately 22% of the fund's assets, while commercial paper makes up the balance. Aside from a modest increase in the fund's allocation of assets to VRDNs, these percentages represent an allocation that is similar to that of the fund's peer group average. Of course, we are prepared to change the fund's asset allocation strategy as market conditions evolve.

July 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002

                                                                                              Principal
TAX EXEMPT INVESTMENTS--101.6%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Albany Industrial Development Agency, IDR, VRDN
  (Newkirk Products Inc. Project)
   1.30% (LOC; Fleet Bank)                                                                    1,400,000  (a)           1,400,000

Great Neck North Water Authority, Water System
  Revenue, Refunding, VRDN
   1.05% (Insured; FGIC and Liquidity Facility; FGIC)                                         7,700,000  (a)           7,700,000

Herricks Union Free School District, GO Notes, BAN:
   2.25%, 12/4/2002                                                                           4,000,000                4,005,351
   2.50%, 12/4/2002                                                                           4,900,000                4,911,707

Jay Street Development Corporation, Court Facility
  LR, VRDN (Jay Street Project)
   1.10% (LOC; Morgan Guaranty Trust Co.)                                                    10,900,000  (a)          10,900,000

Levittown Union Free School District, GO Notes, TAN:
   2.25%, 6/26/2003                                                                           4,000,000                4,025,596
   2.50%, 6/26/2003                                                                           8,200,000                8,271,610

Long Island Power Authority, Electric System Revenue

  VRDN:
    1.17% (Insured; MBIA and
         Liquidity Facility; Credit Suisse Group)                                            24,700,000  (a)          24,700,000
      1.80% (LOC; Landesbank Baden-Wuerttemberg)                                              6,000,000  (a)           6,000,000
      1.80% (LOC; Westdeutsche Landesbank)                                                    4,600,000  (a)           4,600,000

Monroe County Airport Authority, Airport Revenue
  VRDN 1.23% (Insured; MBIA and Liquidity
   Facility; Merrill Lynch and Co.)                                                           4,900,000  (a)           4,900,000

New York City, GO Notes, VRDN:
   1.10% (LOC; Landesbank Hessen)                                                             2,530,000  (a)           2,530,000
   1.125%, Series B (LOC; Bayerische Landesbank)                                              5,505,000  (a)           5,505,000
   1.125%, Series F-5 (LOC; Bayerische Landesbank)                                            5,385,000  (a)           5,385,000
   1.30% (LOC; Commerzbank)                                                                  10,000,000  (a)          10,000,000
   1.75% (Insured; FGIC and Liquidity Facility; FGIC)                                         1,200,000  (a)           1,200,000
   1.80% (Insured; FSA and Liquidity Facility;

      Dexia Credit Locale)                                                                   10,300,000  (a)          10,300,000

   1.95% (Insured; AMBAC and Liquidity Facility;
      Bank of Nova Scotia)                                                                    8,600,000  (a)           8,600,000

New York City Health and Hospital Corporation

  Revenues, VRDN (Health Systems):
      1.10% (LOC; Bank of Nova Scotia)                                                       11,000,000  (a)          11,000,000
      1.10% (LOC; The Bank of New York)                                                       7,645,000  (a)           7,645,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City Housing Development Corporation

  VRDN:

    MFMR, Refunding (James Tower Development)
         1.15% (LOC; Citibank)                                                                4,000,000  (a)           4,000,000

      Multi-Family Rental Housing Revenue:
         (Monterey) 1.10% (LOC; FNMA)                                                        13,400,000  (a)          13,400,000
         (West 89th Street Development)
            1.15% (LOC; FNMA)                                                                14,000,000  (a)          14,000,000

New York City Industrial Development Agency

  Civic Facility Revenue, VRDN (Casa Project)
   1.35% (LOC; JPMorgan Chase Bank)                                                           3,000,000  (a)           3,000,000

New York City Municipal Water Finance Authority

  Water and Sewer System Revenue, VRDN:
      1.80% (Insured; FGIC and Liquidity Facility; FGIC)                                     10,000,000  (a)          10,000,000
      2% (LOC; Dexia Credit Locale)                                                          15,700,000  (a)          15,700,000

New York City Transitional Finance Authority
   Income Tax Revenue 3.25%, 10/2/2002                                                        9,000,000                9,025,133

New York State, GO Notes 2.60%, 8/7/2002
   (LOC; Dexia Credit Locale)                                                                11,300,000               11,300,000

New York State Dormitory Authority, Revenues

  VRDN (New York Foundling Charitable Corp.)
   1.20% (LOC; Allied Irish Bank)                                                             5,345,000  (a)           5,345,000

New York State Energy Research and Development

  Authority, PCR:
    (New York State Electric and Gas):
         1.95%, 12/1/2002 (LOC; Fleet Bank)                                                   8,000,000                8,000,000
         1.60%, 3/15/2003

            (LOC; Morgan Guaranty Trust Co.)                                                  2,000,000                2,000,000

      VRDN (Niagara Mohawk Power Corp.)
         2% (LOC; Toronto-Dominion Bank)                                                      8,460,000  (a)           8,460,000

New York State Environmental Quality, GO Notes

   2.05%, 10/2/2002 (LOC; Westdeutsche Landesbank)                                            6,200,000                6,200,000

New York State Housing Finance Agency, VRDN:

  Housing Revenue:
      1.15% (LOC; FNMA)                                                                       5,000,000  (a)           5,000,000
      (East 84th Street)
         1.15% (LOC; Bayerische Hypo-und Vereinsbank)                                         5,400,000  (a)           5,400,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York State Housing Finance Agency, VRDN (continued):

  Housing Revenue (continued):

    (Normandie Court I Project)
         1.10% (LOC; Landesbank Hessen-Thuringen
         Girozentrale)                                                                       11,050,000  (a)          11,050,000

      (66 West 38th Street)

         1.25% (LOC; Bayerische Hypo-und Vereinsbank)                                         4,600,000  (a)           4,600,000

   Service Contract Obligation Revenue
      1.30% (LOC; Commerzbank)                                                                4,000,000  (a)           4,000,000

New York State Local Governmental Assistance

  Corporation, Sales Tax Revenue, VRDN:
    1.10% (LOC: Bayerische Landesbank and
         Westdeutsche Landesbank)                                                            31,415,000  (a)          31,415,000

      1.15% (LOC; Societe Generale)                                                           9,200,000  (a)           9,200,000

New York State Thruway Authority

  General Revenue, VRDN
   1.85% (Insured; FGIC and Liquidity Facility; FGIC)                                         3,000,000  (a)           3,000,000

Rensselaer County Industrial Development Agency

  Civic Facility Revenue, VRDN
   (Polytech Institute Project) 1.20%                                                         3,600,000  (a)           3,600,000

Smithtown Central School District, GO Notes, BAN
   2.25%, 7/16/2002                                                                           8,235,000                8,236,713

South Huntington Union Free School District
   GO Notes, BAN 2.50%, 5/15/2003                                                             9,000,000                9,050,026

TOTAL INVESTMENTS (cost $348,561,136)                                                             101.6%             348,561,136

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.6%)             (5,529,106)

NET ASSETS                                                                                        100.0%             343,032,030




Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

BAN                 Bond Anticipation Notes

FGIC                Financial Guaranty Insurance
                    Company

FNMA                Federal National Mortgage
                    Association

FSA                 Financial Security Assurance

GO                  General Obligation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFMR                Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue

TAN                 Tax Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               89.0

Not Rated( b)                    Not Rated (b)                   Not Rated( b)                                    11.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           348,561,136   348,561,136

Interest receivable                                                   1,139,362

                                                                    349,700,498

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   121,090

Cash overdraft due to Custodian                                       6,223,462

Dividends payable                                                       295,989

Payable for shares of Beneficial Interest redeemed                       26,917

Interest payable--Note 3                                                  1,010

                                                                      6,668,468

NET ASSETS ($)                                                      343,032,030

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     343,032,040

Accumulated net realized gain (loss) on investments                         (10)

NET ASSETS ($)                                                      343,032,030

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      343,032,040

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended June 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,695,852

EXPENSES:

Management fee--Note 2                                               1,663,945

Interest expense--Note 3                                                 7,717

TOTAL EXPENSES                                                       1,671,662

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            5,024,190

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended June 30,
                                             -----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS      5,024,190           11,425,670

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,024,190)         (11,425,670)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 278,533,896          335,570,571

Dividends reinvested                            4,370,309           10,204,798

Cost of shares redeemed                      (304,138,835)        (339,603,325)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (21,234,630)           6,172,044

TOTAL INCREASE (DECREASE) IN NET ASSETS       (21,234,630)           6,172,044

NET ASSETS ($):

Beginning of Period                           364,266,660          358,094,616

END OF PERIOD                                 343,032,030          364,266,660

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended June 30,
                                                            ------------------------------------------------------------------------

                                                                 2002             2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00             1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .014             .032           .032           .027          .031

Distributions:

Dividends from investment income--net                            (.014)           (.032)         (.032)         (.027)        (.031)

Net asset value, end of period                                   1.00             1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                                 1.36             3.26           3.20           2.69          3.14

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .45              .45            .45            .45           .45

Ratio of interest expense
   to average net assets                                          .00(a)           .01             --             --            --

Ratio of net investment income
   to average net assets                                         1.36             3.21           3.17           2.65          3.09

Net Assets, end of period ($ x 1,000)                         343,032          364,267        358,095        314,095       334,488

(A) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New York Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering five series including the fund. The fund's investment objective is to provide a high level of current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(C) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

All cash balances were maintained with the Custodian, Mellon Bank, N.A.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain, if any, sufficient to relieve it from substantially all federal income and excise taxes.

At June 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended June 30, 2002 and June 30, 2001, respectively, were all tax exempt income.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

     INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2002, was approximately $279,900 with a related weighted average annualized interest rate of 2.76%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC New York Municipal Money Market Fund (the "Fund") of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2002, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

New York, New York
July 31, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New York residents, New York state and New York city personal income taxes).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium sized companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

James M. Fitzgibbons (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Kenneth A. Himmel (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Stephen J. Lockwood (55)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Roslyn M. Watson (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Services, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation, Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

Benaree Pratt Wiley (56)

Board Member (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO of The Partnership, an Organization dedicated to increasing the Representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director and an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, General Counsel and Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 66 portfolios) managed by the Manager. He is 37 years old, and has been an employee of the Manager since January 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 80 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


NOTES

                   For More Information

                        Dreyfus BASIC
                        New York
                        Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  316AR0602